UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06087

Salomon Brothers Series Funds Inc

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2004

ANNUAL

REPORT

Salomon Brothers Asset Management

Salomon Brothers Investment Series

■	All Cap Value Fund

■	Balanced Fund

■	Capital Fund

■	Investors Value Fund

■	Large Cap Growth Fund

■	Small Cap Growth Fund

NOT FDIC INSURED  •  NOT BANK GUARANTEED  •  MAY LOSE VALUE

Letter from the Chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite sharply rising oil prices, threats of terrorism, geopolitical concerns and uncertainties surrounding the presidential election, the U.S. economy continued to expand during the reporting period. Following a robust 4.5% gain in the first quarter of 2004, gross domestic product (“GDP”)i was 3.3% in the second quarter of the year. This decline was largely attributed to higher energy prices. However, third quarter 2004 GDP rose a strong 4.0%. While fourth quarter GDP figures have not yet been released, continued growth is anticipated.

Turning to the stock market, equities in both the U.S. and abroad rallied sharply during the fourth quarter of 2004, helping to produce solid gains for the year. With the uncertainty of the Presidential election behind them, coupled with falling oil prices, investors were drawn to the equity markets. For the sixth consecutive year, small-cap stocks outperformed their large-cap counterparts. In addition, value stocks significantly beat growth stocks in 2004.

Given the overall strength of the economy, Federal Reserve Board (“Fed”)ii monetary policy was seen as highly accommodative and expectations were that it would start raising rates to ward off the threat of inflation. As expected, the Fed raised its target for the federal funds rateiii by 0.25% to 1.25% at the end of June 2004 — the first rate increase in four years. The Fed again raised rates in 0.25% increments during August, September, November, and December, bringing the target for the federal funds rate to 2.25%. After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%.

Please read on for a more detailed look at prevailing economic and market conditions during the funds’ fiscal year and to learn how those conditions have affected fund performance.

INFORMATION ABOUT YOUR FUNDS

As you may be aware several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The funds’ Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The funds have been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citigroup Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 3, 2005

SALOMON BROTHERS

All Cap Value Fund

MARKET OVERVIEW

The stock market still appears to have considerable “fuel” left although we are “sober bulls” in late 2004 rather than of the “raging” variety that characterized our feelings before that. Even though some measures suggest the consumer has taken on considerable debt, lowered his savings rate to near zero, and used home equity loans to provide funds to support consumption, it is clear that there continues to be a very large pool of liquid assets at the individual level. At year-end, this totaled $5 trillion equal to approximately 40% of the value of all common stocks as measured by the Wilshire 5000 Indexi. In some ways this is surprising given the very low level of interest rates.

Corporations as a whole are generating nearly $1 trillion of free cash flow, an enormous figure. The record in a previous cycle was $675 billion in 1996. Corporations have been very conservative in recent years, no doubt a response to the well-publicized excesses of the last economic cycle. The question is, “how will corporations use their large liquid reserves in the years ahead?” Possibilities include increased dividends, share buybacks, acquisitions, and for some paying down debt, although most of the heavy lifting in the latter regard took place between 2001-2003. Corporations may be as liquid as they have been at any time in the last 30-50 years.

FUND PERFORMANCE

For the 12 months ended December 31, 2004, Class A shares of the Salomon Brothers All Cap Value Fund, excluding sales charges, returned 5.93%. In comparison, the fund’s unmanaged benchmark, the Russell 3000 Indexii returned 11.95% for the same period. The Lipper Multi-Cap Core Funds Category Average1 was 11.05% over the 12 months ended December 31, 2004.

PERFORMANCE REVIEW

The Salomon Brothers All Cap Value Fund appreciated 5.93% in 2004. In comparison, the fund underperformed its benchmark, the Russell 3000 Index, which returned 11.95% for the same period.

After a banner year in 2003, we felt that prospects for the stock market in the year just completed would be more subdued. In addition, we believe that interest rates were poised to increase meaningfully and that larger rather than smaller companies might begin performing better than in the previous four years.

There were a number of cross currents at work in the 2004 economy. Although job growth picked up sub -

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 722 funds in the fund’s Lipper category and excluding sales charges.

PERFORMANCE SNAPSHOT

AS OF DECEMBER 31, 2004

(excluding sales charges)

(unaudited)

	6 Months	12 Months

All Cap Value Fund - Class A Shares	2.47%	5.93%

Russell 3000 Index	8.06%	11.95%

Lipper Multi-Cap Core Funds Category Average	7.48%	11.05%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.sbam.com.

Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 2.07%, Class C shares returned 2.00% and Class O shares returned 2.54% over the six months ended December 31, 2004. Excluding sales charges, Class B shares returned 5.11%, Class C shares returned 5.02% and Class O shares returned 6.14% over the 12 months ended December 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 783 funds for the six-month period and among the 722 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

stantially, it still lagged behind where it was in previous cycles. Oil prices began the year near $30/Bbl and went as high as $55/Bbl later in 2004. The war in Iraq also provided a backdrop of uncertainty in the geopolitical arena. Nevertheless, 2004 turned out to be a year in which the economy was generally strong and interest rates and inflation were surprisingly muted. Corporations ended the year in possibly the best financial condition in many years whereas the consumer seemed to be stretched in the sense that increases in debt and spending grew at a faster rate than overall income.

These factors contributed to a year when the stock market consolidated or remained in a trading range for most of the year. Subsequent to the November election, stocks rallied strongly through the end of the year.

EXPLANATION OF FUND PERFORMANCE

Unlike 2003, the fund underperformed its benchmark, the Russell 3000 Index, in 2004. We purposely underweighted financial service companies in 2004, believing interest rates would rise and that many companies in the sector would be adversely affected. Interest rates spiked early in the year and then retreated at year-end to where they started at about 4.22%. Industrials and utilities were other areas where the fund also underperformed during the year. Energy and materials were notable outperformers and we continue to feel they are part of the new leadership for the market going forward.

The top five contributors to performance during the year just ended were Carnival Corp., Motorola Inc., Lucent Technologies Inc., William Cos Inc. and CNA Surety Corp. Other notable contributors to performance were Elan, Raytheon Co., Ericsson and Johnson & Johnson. The largest detractors from performance were Merck, Pfizer, Intel, Unisys and Aphton. Merck and Unisys were sold during 2004.

Thank you for your investment in the Salomon Brothers All Cap Value Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

The All Cap Value Portfolio Management Team

Salomon Brothers Asset Management Inc

January 24, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a percentage of net assets) as of this date were: Abbott Laboratories (2.0%), Time Warner Inc. (1.9%), CNA Surety Corp. (1.9%), Raytheon Co. (1.9%), Johnson & Johnson (1.8%), Carnival Corp. (1.8%), Texas Instruments, Inc. (1.7%), Motorola, Inc. (1.7%), American Express Co. (1.7%), JPMorgan Chase & Co. (1.7%). Please refer to pages 44 through 48 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Financials (19.4%), Information Technology (19.0%), Consumer Discretionary (14.7%), Healthcare (11.0%) and Materials (10.8%). The fund’s portfolio composition is subject to change at any time.

RISKS: Investments in small- and -medium capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Wilshire 5000 Total Market Index is the broadest stock market indicator covering the performance of the entire U.S. equity market, which consists of over 7,000 U.S. headquartered equity securities individually weighted by market capitalization.
ii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

SALOMON BROTHERS

All Cap Value Fund

Fund at a Glance (unaudited)

SALOMON BROTHERS

All Cap Value Fund

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	2.47%	$1,000.00	$1,024.70	1.50%	$7.63
Class B	2.07	1,000.00	1,020.70	2.25	11.43
Class C(4)	2.00	1,000.00	1,020.00	2.25	11.42
Class O	2.54	1,000.00	1,025.40	1.25	6.36
(1)	For the six months ended December 31, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(4)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

SALOMON BROTHERS

All Cap Value Fund

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,017.60	1.50%	$7.61
Class B	5.00	1,000.00	1,013.83	2.25	11.39
Class C(3)	5.00	1,000.00	1,013.83	2.25	11.39
Class O	5.00	1,000.00	1,018.85	1.25	6.34
(1)	For the six months ended December 31, 2004.
(2)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(3)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

SALOMON BROTHERS

All Cap Value Fund

Historical Performance (unaudited)

Comparison of $10,000 Investment in the All Cap Value Fund — Class O Shares vs. Russell 3000 Index

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

The graph above depicts the performance of the All Cap Value Fund versus the Russell 3000 Index. It is important to note that the All Cap Value Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns for the Period Ended December 31, 2004(1) (unaudited)

Class A Shares	Twelve Months	Three Years	Since Inception (1/25/02)

Without Sales Charges	5.93%	N/A	2.08%

With Sales Charges*	(0.16)%	N/A	0.04%

Class B Shares			Since Inception (11/8/01)

Without Sales Charges	5.11%	0.46%	2.19%

With Sales Charges*	0.11%	(0.54)%	1.27%

Class C Shares(2)			Since Inception (1/17/02)

Without Sales Charges	5.02%	N/A	1.56%

With Sales Charges*	4.02%	N/A	1.56%

Class O Shares			Since Inception (10/15/01)

Without Sales Charges	6.14%	1.45%	4.10%

With Sales Charges*	6.14%	1.45%	4.10%

See page 43 for all footnotes.

SALOMON BROTHERS

Balanced Fund

MARKET/ECONOMIC OVERVIEW

The stock market entered 2004 coming off its best year since before the technology bubble began to burst in 2000, as the S&P 500 Indexi rose over 28% in 2003. With increased valuations and questions about the sustainability of earnings growth, investors also worried about the upcoming election, terrorism, the trade deficit, and rising interest rates. This caused stocks to trend somewhat lower for most of the year. However, in the fourth quarter the market snapped back as most of these concerns seemed to dissipate. The election, with its decisive outcome and President Bush’s assured support of lower dividend and capital gains tax policy was also a catalyst for the year-end rally. Regardless of the economic expansion and higher interest rates, the overall bond market generated positive returns during the fiscal year. During this period, riskier asset classes, such as high yield bonds, generated the strongest results.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2004, Class A shares of the Salomon Brothers Balanced Fund, excluding sales charges, returned 7.00%. In comparison, the fund’s unmanaged benchmarks, the S&P 500 Index and the Citigroup Broad Investment Grade Bond Indexii returned 10.87% and 4.48%, respectively, for the same period. The Lipper Balanced Funds Category Average1 was 7.93% over the 12 months ended December 31, 2004.

CONTRIBUTORS TO PERFORMANCE

The fund continued to maintain a blend of approximately 50% equities and 50% fixed income securities as we strived to generate above average income. In the equity component of the portfolio, we maintained our style of investing, which calls for focusing on what we believe to be reasonably valued, large, well-established companies, with good growth opportunities. During the year, we had an overweight position in the financials and energy sectors, which were the largest contributors to performance. The biggest detractors to performance were our holdings in the healthcare and industrials sectors.

In the fixed-income component of the portfolio, we stayed conservative with respect to duration, which detracted somewhat from performance, even though the Federal Reserve Boardiii raised short-term interest rates five times during the year. We also maintained an underweight position in agencies (Fannie Mae and Freddie Mac), because of our concern about headline risk. This was also a slight drag on performance. Enhanc -

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 576 funds in the fund’s Lipper category and excluding sales charges.

PERFORMANCE SNAPSHOT

AS OF DECEMBER 31, 2004

(excluding sales charges)

(unaudited)

	6 Months	12 Months

Balanced Fund - Class A Shares	6.23%	7.00%

S&P 500 Index	7.19%	10.87%

Citigroup Broad Investment Grade Bond Index	4.29%	4.48%

Lipper Balanced Funds Category Average	6.07%	7.93%

The performance shown represents past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.sbam.com.

Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B Shares returned 5.83%, Class C shares returned 5.81% and Class O shares 6.55% over the six months ended December 31, 2004. Excluding sales charges, Class B shares returned 6.23%, Class C shares returned 6.21% and Class O shares 7.52% over the 12 months ended December 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 630 funds for the six-month period and among the 576 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

ing results was our positioning for a flattening yield curve, which came to pass as short-term rates rose and long term rates ended the year close to where they began. Our overweight position in corporate bonds also contributed to performance.

Sincerely,

George J. Williamson

Executive Vice President

January 24, 2005

Thank you for your investment in the Salomon Brothers Balanced Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a percentage of net assets) as of this date were: Federal National Mortgage Association Corporation, 5.5%, 30 Year (3.7%), The News Corp., Ltd., Class A Shares (2.7%), General Electric Co. (2.6%), International Business Machines Corp. (2.5%), Federal National Mortgage Association, 5.5%, due 2/15/06 (2.2%), Federal Home Loan Mortgage Corporation, 6.0%, 30 Year (2.1%), Pfizer Inc. (1.9%), U.S. Treasury Note, 4.375%, due 8/15/12 (1.7%), Federal National Mortgage Association, 5.0%, 15 Year (1.6%), JPMorgan Chase & Co. (1.5%). Please refer to pages 49 through 58 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: U.S. Government Obligations (24.7%), Financials (21.1%), Consumer Discretionary (12.1%), Information Technology (10.1%) and Energy (5.7%). The fund’s portfolio composition is subject to change at any time.

RISKS: As interest rates rise, bond prices fall reducing the value of the fund’s share price. Investments in high-yield securities and in foreign companies and governments, including emerging markets, involve risks beyond those inherent solely in higher-rated and domestic investments. The risk of high-yield securities, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign stocks are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. The funds objectives may be changed without shareholder approval.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
ii	The Citigroup Broad Investment Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities.
iii	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

SALOMON BROTHERS

Balanced Fund

Fund at a Glance (unaudited)

SALOMON BROTHERS

Balanced Fund

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	6.23%	$1,000.00	$1,062.30	1.12%	$5.81
Class B	5.83	1,000.00	1,058.30	1.91	9.88
Class C(4)	5.81	1,000.00	1,058.10	1.85	9.57
Class O	6.55	1,000.00	1,065.50	0.80	4.13
(1)	For the six months ended December 31, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(4)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

SALOMON BROTHERS

Balanced Fund

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.51	1.12%	$5.69
Class B	5.00	1,000.00	1,015.53	1.91	9.68
Class C(3)	5.00	1,000.00	1,015.84	1.85	9.37
Class O	5.00	1,000.00	1,021.11	0.80	4.06
(1)	For the six months ended December 31, 2004.
(2)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(3)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

SALOMON BROTHERS

Balanced Fund

Historical Performance (unaudited)

Comparison of $10,000 Investment in the Balanced Fund — Class A, B, C and O Shares vs. Citigroup Broad Investment Grade Bond (“BIG”) Index, S&P 500 Index and 50% Citigroup Broad Investment Grade Bond Index and 50% S&P 500 Index

All figures represent past performance and are not a guarantee of future results. Performance above reflects returns after deduction of applicable maximum sales charge. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

The graph above depicts the performance of the Balanced Fund versus the Citigroup Broad Investment Grade Bond Index(3), the S&P 500 Index and 50% Citigroup Broad Investment Grade Bond Index and 50% S&P 500 Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns for the Period Ended December 31, 2004(1) (unaudited)

Class A Shares	Twelve Months	Three Year	Five Year	Since Inception (9/11/95)

Without Sales Charges	7.00%	6.53%	5.66%	8.70%

With Sales Charges*	0.82%	4.43%	4.42%	8.01%

Class B Shares

Without Sales Charges	6.23%	5.73%	4.89%	7.88%

With Sales Charges*	1.23%	4.83%	4.56%	7.88%

Class C Shares(2)

Without Sales Charges	6.21%	5.74%	4.88%	7.88%

With Sales Charges*	5.21%	5.74%	4.88%	7.88%

Class O Shares

Without Sales Charges	7.52%	6.88%	5.97%	9.04%

With Sales Charges*	7.52%	6.88%	5.97%	9.04%

See page 43 for all footnotes.

SALOMON BROTHERS

Capital Fund

MARKET OVERVIEW

In 2004, after a relatively quiet first half, U.S. equity markets as measured by the S&P 500 Indexi, declined in the third quarter and then reversed course in the fourth quarter. In the fourth quarter, the S&P 500 Index gained 9.23%, which was the 12th best quarter in terms of absolute returns in the past 15 years. All the major indices finished the year on a positive note, with the Russell 3000 Indexii rising 11.95%, the S&P 500 Index climbing 10.88%, the Nasdaq Composite Indexiii rising 8.59% and the Dow Jones Industrial Averageiv gaining 5.31%. The rally was broadly based as highlighted by positive breadth and outperformance by small and mid-cap stocks, lending to somewhat poor market volume and low volatility.

In 2004, the U.S. economy managed to overcome many stumbling blocks that included the war in Iraq, higher energy costs, ongoing corporate investigations and election uncertainty. In June, the Federal Reserve Boardv began a measured tightening course, raising the federal funds ratevi to 2.25% from 1.00% by the end of the period. After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%. The yield on the 10-year Treasury note ended the year at 4.22%, which was surprisingly low given the increase in short term interest rates.

U.S. equity investors responded favorably in the fourth quarter to the definitive outcome in the presidential election, continued signs of economic growth, strong corporate profits and a minor reversal in energy prices. Increased merger and acquisition activity also helped push stocks higher.

Within the S&P 500 Index, the energy sector led the way gaining 31.0%, followed by utilities, telecommunication services and industrials posting gains of 25.4%, 19.9% and 18.0%, respectively. Most sectors of the S&P 500 Index posted double-digit gains for the year. Conversely, two of the weaker performing sectors during the period included healthcare, which rose only 1.7% due to problems in large-cap pharmaceuticals; and information technology, which rose only 2.8% due to weak corporate earnings and concerns over inventories.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2004, Class A shares of the Salomon Brothers Capital Fund, excluding sales charges, returned 14.24%. These shares outperformed the fund’s unmanaged benchmark, the Russell 3000 Index, which returned 11.95% for the same period. In comparison, the Lipper Multi-Cap Value Funds Category Average1 was 14.39% over the 12 months ended December 31, 2004.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 475 funds in the fund’s Lipper category and excluding sales charges.

PERFORMANCE SNAPSHOT

AS OF DECEMBER 31, 2004

(excluding sales charges)

(unaudited)

	6 Months	12 Months

Capital Fund - Class A Shares	9.58%	14.24%

Russell 3000 Index	8.06%	11.95%

Lipper Multi-Cap Value Fund Category Average	9.68%	14.39%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.sbam.com.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 9.15%, Class C shares returned 9.13%, Class O shares returned 9.78% and Class Y shares returned 16.84% over the six months ended December 31, 2004. Excluding sales charges, Class B shares returned 13.30%, Class C shares returned 13.31%, Class O shares returned 14.70% and Class Y shares returned 22.07% over the 12 months ended December 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 490 funds for the six-month period and among 475 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

EXPLANATION OF PERFORMANCE

The fund’s outperformance relative to the Russell 3000 Index for the annual period ending December 31, 2004 was attributable to both security selection and sector allocation. Security selection was strongest in healthcare and telecommunication services and weakest in materials and information technology. Sector allocation had a favorable impact on performance with an overweight position in energy and an underweight position in information technology contributing positively to performance; however, this benefit was partially offset by underweight positions in industrials and financials.

Top contributors included AT&T Wireless, Comverse Technology Inc., McAfee Inc., Medarex, Inc. and Coventry Health Care Inc. AT&T Wireless was acquired by Cingular during the period. Comverse Technology was a beneficiary of increased earnings expectations and investors’ optimism for voice over IP. Medarex had some positive early clinical data for its oncology franchise and was able to sign a meaningful strategic partnership with Bristol-Myers. Coventry Healthcare benefited from strong earnings growth and rebounded following its merger announcement with First Health. Stocks that detracted from performance included CIENA Corp., 3Com Corp., IAC/InterActiveCorp., Dobson Communications Corp. and Bowater Inc.

With the exception of Comverse Technology, Medarex and Coventry Health Care, Inc., the fund sold all of its positions in the securities mentioned above.

Thank you for your investment in the Salomon Brothers Capital Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals .

Sincerely,

Kevin Caliendo

Portfolio Manager

February 3, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a percentage of net assets) as of this date were: Comverse Technology, Inc. (4.2%), Coventry Health Care, Inc. (4.1%), Liberty Media Corp., Class A Shares (3.4%), Microsoft Corp. (3.3%), Symantec Corp. (3.2%), Smurfit-Stone Container Corp. (3.0%), The News Corp., Ltd. Class A Shares (3.0%), General Electric Co. (3.0%), OfficeMax Inc. (2.9%), Time Warner Inc. (2.9%). Please refer to pages 59 through 61 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Consumer Discretionary (22.3%), Information Technology (14.8%), Healthcare (12.9%), Financials (11.4%) and Industrials (9.1%). The fund’s portfolio composition is subject to change at any time.

RISKS: The fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the fund’s losses from events affecting a particular issuer. Investments in small and mid-cap stocks may involve greater risks and volatility than investments in larger companies. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on fund performance. The risks of high yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Investments in foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
ii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.
iii	The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.
iv	The Dow Jones Industrial Average is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.
[v]	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
vi	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

SALOMON BROTHERS

Capital Fund

Fund at a Glance (unaudited)

SALOMON BROTHERS

Capital Fund

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	9.58%	$1,000.00	$1,095.80	1.03%	$5.43
Class B	9.15	1,000.00	1,091.50	1.85	9.73
Class C(4)	9.13	1,000.00	1,091.30	1.84	9.67
Class O	9.78	1,000.00	1,097.80	0.65	3.43
Class Y	16.84	1,000.00	1,168.40	0.61	3.32
(1)	For the six months ended December 31, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(4)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

SALOMON BROTHERS

Capital Fund

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.96	1.03%	$5.23
Class B	5.00	1,000.00	1,015.84	1.85	9.37
Class C(3)	5.00	1,000.00	1,015.89	1.84	9.32
Class O	5.00	1,000.00	1,021.87	0.65	3.30
Class Y	5.00	1,000.00	1,022.07	0.61	3.10
(1)	For the six months ended December 31, 2004.
(2)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(3)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

SALOMON BROTHERS

Capital Fund

Historical Performance (unaudited)

Comparison of $10,000 Investment in the Capital Fund — Class A, B and C Shares vs. Russell 3000 Index

All figures represent past performance and are not a guarantee of future results. Performance above reflects returns after deduction of applicable maximum sales charge. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Historical Performance (unaudited)

Comparison of $10,000 Investment in the Capital Fund — Class O Shares vs. Russell 3000 Index

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

The graphs above depict the performance of the Capital Fund versus the Russell 3000 Index. It is important to note that the Capital Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparisons are shown for illustrative purposes only. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SALOMON BROTHERS

Capital Fund

Average Annual Total Returns for Period Ended December 31, 2004(1) (unaudited)

Class A Shares	Twelve Months	Three Year	Five Year	Ten Year	Since Inception (11/1/96)

Without Sales Charges	14.24%	7.37%	8.38%	N/A	14.87%

With Sales Charges*	7.67%	5.27%	7.11%	N/A	14.04%

Class B Shares

Without Sales Charges	13.30%	6.47%	7.51%	N/A	13.98%

With Sales Charges*	8.30%	5.58%	7.21%	N/A	13.98%

Class C Shares(2)

Without Sales Charges	13.31%	6.47%	7.51%	N/A	13.97%

With Sales Charges*	12.31%	6.47%	7.51%	N/A	13.97%

Class O Shares					Since Inception (12/17/76)

Without Sales Charges	14.70%	7.83%	8.80%	18.18%	17.01%

With Sales Charges*	14.70%	7.83%	8.80%	18.18%	17.01%

Class Y Shares					Since Inception (1/31/01)

Without Sales Charges(5)	22.07%	10.11%	N/A	N/A	6.27%

With Sales Charges*(5)	22.07%	10.11%	N/A	N/A	6.27%

See page 43 for all footnotes.

SALOMON BROTHERS

Investors Value Fund

SPECIAL SHAREHOLDER NOTICE

Effective August 19, 2004, Mark McAllister, CFA, the co-manager of the fund and Robert Feitler became responsible for the day-to-day management of the fund. Mr. Feitler has been with the manager since 1995 and is a director of the manager.

MARKET REVIEW

The U.S. equity market, despite its positive breadth, experienced poor market volume and low volatility during the twelve months ended December 31, 2004. In 2004, after a relatively quiet first half, U.S. equity markets declined in the third quarter then reversed course, posting the best quarterly performance of the year in the fourth quarter. All the major indices finished the year on a positive note, with the S&P 500 Indexi climbing 10.87%, the Nasdaq Composite Indexii rising 8.59% and the Dow Jones Industrial Average gaining 5.31%.iii

In 2004, the U.S. economy managed to overcome many stumbling blocks that included the war in Iraq, higher energy costs, corporate investigations and election uncertainty. In June, the Federal Reserve Board (“Fed”)iv began a measured tightening course, raising the federal funds ratev from 1.00% to 2.25% by the end of the period. After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%. The yield on the 10-year Treasury note ended the year at 4.22%, which was surprisingly low given the increase in short term interest rates.

U.S. equity investors responded favorably in the fourth quarter to continued signs of economic growth, strong corporate profits and moderating energy prices. An increase in merger and acquisition activity and a definitive outcome in the presidential election also helped push stocks higher.

Within the S&P 500 Index, the energy sector led the way gaining 31.0%, followed by utilities, telecommunication services and industrials posting gains of 25.4%, 19.9% and 18.0%, respectively. Most sectors of the S&P 500 Index posted double-digit gains for the year, with the exception of healthcare which rose 1.7%, information technology, which rose 2.8%, and consumer staples, which gained 8.2%.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2004, Class A shares of the Salomon Brothers Investors Value Fund, excluding sales charges, returned 10.50%. In comparison,

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 420 funds in the fund’s Lipper category and excluding sales charges.

PERFORMANCE SNAPSHOT

AS OF DECEMBER 31, 2004

(excluding sales charges)

(unaudited)

	6 Months	12 Months

Investors Value Fund - Class A Shares	6.87%	10.50%

S&P 500 Index	7.19%	10.87%

Lipper Large-Cap Value Funds Category Average	8.42%	11.93%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.sbam.com.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 6.38%, Class C shares returned 6.37%, Class O shares returned 7.03% and Class Y shares returned 6.99% over the six months ended December 31, 2004. Excluding sales charges, Class B shares returned 9.46%, Class C shares returned 9.53%, Class O shares returned 10.83% and Class Y shares returned 10.80% over the 12 months ended December 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 436 funds for the six-month period and among the 420 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

the fund’s unmanaged benchmark, the S&P Index returned 10.87% for the same period. The fund’s Lipper Large-Cap Value Funds Category Average1 was 11.93% over the 12 months ended December 31, 2004.

FUND PERFORMANCE

The sectors that contributed the most to the fund’s performance for the year included financials, energy and telecommunications services. Three of the fund’s sectors that lagged included healthcare, information technology and materials. Top contributors included AT&T Wireless, Bank of America, ChevronTexaco, McDonald’s and Total SA. Stocks that detracted from performance came from a number of different sectors and included Pfizer, Nortel Networks, Merck, Alcoa and 3Com Corp. We reduced our position in Pfizer and Merck based on the recent findings related to increased cardiovascular risk of the cox-2 inhibitor class of drugs. Alcoa and 3Com were sold during the period.

We have taken advantage of the recent strength in the U.S. equity market by reducing selected positions in the utilities and materials sectors. We have also reduced our position in healthcare, particularly in the large cap pharmaceutical industry. We increased positions in the financials, consumer discretionary and industrial sectors.

Thank you for your investment in the Salomon Brothers Investors Value Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Mark J. McAllister, CFA Co-Portfolio Manager	Robert Feitler Co-Portfolio Manager

February 3, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a percentage of net assets) as of this date were: Bank of America Corp. (3.3%), Altria Group, Inc. (3.0%), Total SA (2.3%), American International Group, Inc. (2.2%), Nokia Oyj, ADR (2.0%), Royal Dutch Petroleum Co. (2.0%), Merrill Lynch & Co., Inc. (1.9%), The Kroger Co. (1.9%), Microsoft Corp. (1.9%), Verizon Communications Inc. (1.8%). Please refer to pages 62 through 65 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Financials (26.9%); Consumer Discretionary (14.7%); Energy (10.7%); Information Technology (10.6%); and Industrials (8.7%). The fund’s portfolio composition is subject to change at any time.

RISKS: Investments in high yield securities and foreign securities, including emerging markets, involve risks beyond those inherent in solely higher rated and domestic investments. The risks of high yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The S&P Index is a market capitalization-weighted index of 500 widely held common stocks.
ii	The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.
iii	The DJIA is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.
iv	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
[v]	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

SALOMON BROTHERS

Investors Value Fund

Fund at a Glance (unaudited)

SALOMON BROTHERS

Investors Value Fund

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	6.87%	$1,000.00	$1,068.70	0.82%	$4.26
Class B	6.38	1,000.00	1,063.80	1.73	8.97
Class C(4)	6.37	1,000.00	1,063.70	1.70	8.82
Class O	7.03	1,000.00	1,070.30	0.54	2.81
Class Y	6.99	1,000.00	1,069.90	0.52	2.71
(1)	For the six months ended December 31, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(4)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

SALOMON BROTHERS

Investors Value Fund

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.01	0.82%	$4.17
Class B	5.00	1,000.00	1,016.44	1.73	8.77
Class C(3)	5.00	1,000.00	1,016.59	1.70	8.62
Class O	5.00	1,000.00	1,022.42	0.54	2.75
Class Y	5.00	1,000.00	1,022.57	0.52	2.64
(1)	For the six months ended December 31, 2004.
(2)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(3)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

SALOMON BROTHERS

Investors Value Fund

Historical Performance (unaudited)

Comparison of $10,000 Investment in the Investors Value Fund — Class A, B and C Shares vs. S&P 500 Index

All figures represent past performance and are not a guarantee of future results. Performance above reflects returns after deduction of applicable maximum sales charge. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Historical Performance (unaudited)

Comparison of $10,000 Investment in the Investors Value Fund — Class O Shares vs. S&P 500 Index

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

The graphs above depict the performance of the Investors Value Fund versus the S&P 500 Index. It is important to note that the Investors Value Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparisons are shown for illustrative purposes only. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SALOMON BROTHERS

Investors Value Fund

Average Annual Total Returns for the Period Ended December 31, 2004(1) (unaudited)

Class A Shares	Twelve Months	Three Year	Five Year	Ten Year	Since Inception (1/3/95)

Without Sales Charges	10.50%	4.39%	4.56%	N/A	13.58%

With Sales Charges*	4.16%	2.35%	3.33%	N/A	12.91%

Class B Shares

Without Sales Charges	9.46%	3.45%	3.66%	N/A	12.67%

With Sales Charges*	4.46%	2.50%	3.32%	N/A	12.67%

Class C Shares(2)

Without Sales Charges	9.53%	3.49%	3.72%	N/A	12.71%

With Sales Charges*	8.53%	3.49%	3.72%	N/A	12.71%

Class O Shares					Since 12/31/88

Without Sales Charges	10.83%	4.69%	4.85%	13.83%	12.49%

With Sales Charges*	10.83%	4.69%	4.85%	13.83%	12.49%

Class Y Shares					Since Inception (7/16/01)

Without Sales Charges	10.80%	4.71%	N/A	N/A	3.49%

With Sales Charges*	10.80%	4.71%	N/A	N/A	3.49%

See page 43 for all footnotes.

SALOMON BROTHERS

Large Cap Growth Fund

MARKET REVIEW

The past year in the large cap market was book-ended by two powerful rallies, with a weak market trading in a limited range for most of the middle period. At the start of the 12-month period in January of 2004, the stock market was experiencing a strong rally that saw both stock prices and investors’ expectations rise broadly. Coming off the market bottom set during the preceding three-year recession, improving economic indicators and corporate earnings news along with surprisingly strong gross domestic product (“GDP”)i growth figures combined to produce gains in the fourth quarter of 2003 for most market sectors. Mixed economic data and increasing concerns about the job market dampened the rally soon after the start of the 2004 and the stock market started to slow. Uncertainty over the geopolitical situation, concerns about rising short-term interest rates and questions about the U.S. presidential race kept both businesses and many investors on the sidelines.

After supporting much of the economy through the preceding recession and into the new year, consumers began to show signs of fatigue as the benefits of the prior year’s tax changes and the mortgage refinancing boom began to diminish. In the third quarter, record-high oil prices impacted consumers and businesses at the gas pump, which helped drive most of the market down, with the notable exception of the energy sector. However, in the fourth quarter, following the election and a break in oil prices from their recent highs, the broad market again turned upwards and rallied strongly through the end of the year.

For much of the past year, large cap growth stocks in general trailed other sectors of the market. Mid- and small-cap stocks led for most of the year, generally outperforming large-caps. Within the large-cap market, value-oriented stocks strongly outperformed growth-oriented stocks.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2004, Class A shares of the Salomon Brothers Large Cap Growth Fund, excluding sales charges, returned -1.34%. These shares underperformed the fund’s benchmark, the Russell 1000 Growth Indexii and the fund’s previous benchmark, the S&P 500 Index,iii which returned 6.30% and 10.87%, respectively for the same period. The Lipper Large-Cap Growth Funds Category Average1 was 7.18% over the 12 months ended December 31, 2004.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 652 funds in the fund’s Lipper category and excluding sales charges.

PERFORMANCE SNAPSHOT

AS OF DECEMBER 31, 2004

(excluding sales charges)

(unaudited)

	6 Months	12 Months

Large Cap Growth - Class A Shares	-1.08%	-1.34%

Russell 1000 Growth Index	3.47%	6.30%

S&P 500 Index	7.19%	10.87%

Lipper Large-Cap Growth Funds Category Average	4.69%	7.18%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.sbam.com.

Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned

-1.53%, Class C shares returned -1.53% and Class O shares returned -1.08% over the six months ended December 31, 2004. Excluding sales charges, Class B shares returned -2.08%, Class C shares returned -2.22% and Class O shares returned -1.21% over the 12 months ended December 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 681 funds for the six-month period and among the 652 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

FUND OVERVIEW

Both stock selection and sector allocation had a negative effect on fund performance in comparison to the benchmark, with the majority of underperformance due to stock selection in the information technology, consumer discretionary and financials sectors. Portfolio underweights in the energy and industrials sectors also detracted from performance. Both stock selection and sector allocation in the consumer staples sector were positive contributors.

CONTRIBUTORS TO PERFORMANCE

The leading stock contributor during the past year was the fund’s holding in home-improvement chain The Home Depot, Inc. in consumer discretionary. Other significant contributors included computer retailer Dell Inc. in information technology, manufacturing and finance conglomerate General Electric Co. in Industrials, shaving and consumer product producer The Gillette Co. in consumer staples and diversified health care maker Johnson & Johnson in health care. The fund maintained its positions in all five stocks at the close of the period.

DETRACTORS FROM PERFORMANCE

Major stock detractors came from the information technology and health care sectors. Three semiconductor industry stocks in information technology — Intel Corp., Xilinx Inc. and Texas Instruments Inc. — were among the biggest detractors from performance, along with two health care stocks, pharmaceutical companies Merck & Co. Inc. and Pfizer Inc. The fund sold its holdings in Merck & Co. during the year, but continued to hold positions in the four other leading detractors as of the end of December.

PORTFOLIO UPDATE

At the close of the period, the fund was overweight consumer discretionary and financials, market weight information technology, underweight consumer staples, health care and industrials, with no significant holdings in energy, materials or telecommunications services. As of the end of December, the fund’s top ten holdings were Amazon.com, Time Warner Inc., The Gillette Co., Home Depot Inc., Genentech Inc., Merrill Lynch & Co. Inc., Dell Inc., Amgen Inc., IAC/InterActiveCorp. and Berkshire Hathaway Inc., Class A shares.

Thank you for your investment in Salomon Brothers Large Cap Growth Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Alan Blake

Portfolio Manager

January 24, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a percentage of net assets) as of this date were: Amazon.com, Inc. (5.5%), Time Warner Inc. (4.6%), The Gillette Co. (4.4%), The Home Depot, Inc. (4.4%), Genentech, Inc. (4.3%), Merrill Lynch & Co., Inc. (4.2%), Dell Inc. (4.1%), Amgen Inc. (3.9%), IAC/InterActive Corp (3.8%), Berkshire Hathaway Inc., Class A Shares (3.8%). Please refer to pages 66 through 67 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Information Technology (28.3%), Consumer Discretionary (23.5%), Healthcare (20.5%), Financials (14.0%) and Consumer Staples (10.3%). The fund’s portfolio composition is subject to change at any time.

RISKS: Investments in securities of foreign issuers, including emerging markets, involve risks beyond those inherent in domestic investments. Foreign stocks are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services provided by labor and property in a given country.
ii	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
iii	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

SALOMON BROTHERS

Large Cap Growth Fund

Fund at a Glance (unaudited)

SALOMON BROTHERS

Large Cap Growth Fund

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	(1.08)%	$1,000.00	$989.20	1.45%	$7.25
Class B	(1.53)	1,000.00	984.70	2.20	10.98
Class C(4)	(1.53)	1,000.00	984.70	2.20	10.98
Class O	(1.08)	1,000.00	989.20	1.20	6.00
(1)	For the six months ended December 31, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(4)	On April 29, 2002, Class 2 shares were renamed as Class C shares.

SALOMON BROTHERS

Large Cap Growth Fund

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,017.85	1.45%	$7.35
Class B	5.00	1,000.00	1,014.08	2.20	11.14
Class C(3)	5.00	1,000.00	1,014.08	2.20	11.14
Class O	5.00	1,000.00	1,019.10	1.20	6.09
(1)	For the six months ended December 31, 2004.
(2)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(3)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

SALOMON BROTHERS

Large Cap Growth Fund

Historical Performance (unaudited)

Comparison of $10,000 investment in the Large Cap Growth Fund — Class A, B and C Shares

vs. S&P 500 Index and Russell 1000 Growth Index(6)

All figures represent past performance and are not a guarantee of future results. Performance above reflects returns after deduction of applicable maximum sales charge. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Historical Performance (unaudited)

Comparison of $10,000 investment in the Large Cap Growth Fund — Class O Shares vs. S&P 500 Index and Russell 1000 Growth Index(6)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

The graphs above depict the performance of the Large Cap Growth Fund versus the S&P 500 Index and the Russell 1000 Growth Index. It is important to note that the Large Cap Growth Fund is a professionally managed mutual fund while the indexes are not available for investment and is unmanaged. The comparisons are shown for illustrative purposes only. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SALOMON BROTHERS

Large Cap Growth Fund

Average Annual Total Returns for the Period Ended December 31, 2004(1) (unaudited)
Class A Shares	Twelve Months	Three Year	Five Years	Since Inception (10/25/99)

Without Sales Charges	(1.34)%	(3.70)%	(8.03)%	(5.75)%

With Sales Charges*	(6.97)%	(5.58)%	(9.11)%	(6.82)%

Class B Shares

Without Sales Charges	(2.08)%	(4.44)%	(8.72)%	(6.45)%

With Sales Charges*	(6.98)%	(5.40)%	(9.09)%	(6.63)%

Class C Shares(2)

Without Sales Charges	(2.22)%	(4.48)%	(8.71)%	(6.45)%

With Sales Charges*	(3.19)%	(4.48)%	(8.71)%	(6.45)%

Class O Shares				Since Inception (10/26/99)

Without Sales Charges	(1.21)%	(3.51)%	(8.03)%	(5.75)%

With Sales Charges*	(1.21)%	(3.51)%	(8.03)%	(5.75)%

See page 43 for all footnotes.

SALOMON BROTHERS

Small Cap Growth Fund

SPECIAL SHAREHOLDER NOTICE

Effective November 1, 2004, Vincent Gao, CFA, is primarily responsible for overseeing the day-to-day operation of the Small Cap Growth Fund and will have ultimate authority to make portfolio decisions. He will work with a team of sector analysts who are responsible for stock selections in one or more industries. Mr. Gao is an Executive Vice President of the fund and a Director of Salomon Brothers Asset Management. Mr. Gao has over ten years of investment management experience and has been employed by Citigroup Asset Management since 1999.

MARKET OVERVIEW

Stronger corporate earnings drove positive equity market performance during the 12 months ending December 31, 2004. As anticipated, the Federal Reserve Board (“Fed”)i continued to raise rates during the period, with the target for the federal funds rateii increasing to 2.25% at the end of the period. After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%. After rising to over $55 a barrel in October, oil prices subsequently fell by 21% by the end of the period. Investor concerns over rising interest rates and high oil prices were dispelled by robust economic growth and record corporate earnings.

Overall, both large- and small-capitalization stocks rose during the period with the large-cap S&P 500 Indexiii returning 10.87% and the small-cap Russell 2000 Indexiv returning 18.33%. Among small-cap equities, value stocks outperformed growth stocks as reflected by the performance of the Russell 2000 Value Indexv, which returned 22.25%, versus the Russell 2000 Growth Index,vi which returned 14.31%. Strength was broadly based within the Russell 2000 Growth Index, with nine out of ten sectors generating positive returns. The strongest performance came from the energy, industrials, and materials sectors. Rising global demand for natural resources and capacity shortages drove the strength in energy and materials. Industrials stocks benefited from a cyclical improvement in the economy. In contrast, the technology sector generated a slightly negative return. While technology earnings grew strongly, lofty expectations and high valuation caused the sector to retrace some of the gains it made in 2003.

We anticipate both the economy and company earnings to grow at a slower pace in the near future. We believe that current valuations reflect a significant portion of these anticipated improvements. Market expectations for earnings growth look reasonable but have limited upside in a slowing economic environment. We remain watchful of valuation and we continue to look for under appreciated areas of growth in the market.

PERFORMANCE SNAPSHOT

AS OF DECEMBER 31, 2004

(excluding sales charges)

(unaudited)

	6 Months	12 Months

Small Cap Growth Fund - Class A Shares	12.32%	15.24%

Russell 2000 Growth Index	8.16%	14.31%

Russell 2000 Index	10.83%	18.33%

Lipper Small Cap Core Funds Category Average	10.50%	18.34%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.sbam.com

Performance figures may reflect reimbursements and/or fee waivers, which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 11.75%, Class C shares returned 11.82% and Class O shares returned 12.43% over the six months ended December 31, 2004. Excluding sales charges, Class B shares returned 14.21%, Class C shares returned 14.26% and Class O shares returned 15.48% over the 12 months ended December 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 593 funds for the six-month period and among the 557 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2004, Class A shares of the Salomon Brothers Small Cap Growth Fund, excluding sales charges, returned 15.24%. In comparison, the fund’s unmanaged benchmarks, the Russell 2000 Index and the Russell 2000 Growth Index returned 18.33% and 14.31%, respectively, for the same period. The Lipper Small Cap Core Funds Category Averagevii was 18.34% over the 12 months ended December 31, 2004.

FUND PERFORMANCE

The fund’s out-performance relative to the Russell 2000 Growth Index benchmark was driven by strong selection in the information technology sector. The favorable results generated in this sector exceeded the detracting results of weak stock selection in the energy and consumer discretionary sectors and an underweight position in the industrials sector. Individual stocks that were the greatest contributors to performance were Transkaryotic Therapies, Inc., a biotechnology company, McAfee, Inc., a supplier of computer security solutions and United Therapeutics Corp., a biotechnology company. The largest detractors from performance included NPS Pharmaceuticals, Inc., a biopharmaceutical company, Zarlink Semiconductor, Inc., a manufacturer and marketer of semiconductors and Intermune, Inc., an independent biopharmaceutical company. The fund maintained its positions in all of these stocks at the close of the period.

Thank you for your investment in the Salomon Brothers Small Cap Growth Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the fund’s investment goals.

Sincerely,

Vincent Gao, CFA

Portfolio Manager

February 3, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a percentage of net assets) as of this date were: Transkaroytic Therapies, Inc. (3.3%), R.H. Donnelley Corp, (2.5%), Tekelec (1.9%), Electronics for Imaging, Inc. (1.9%), Apria Healthcare Group, Inc. (1.8%), Zarlink Semiconductor Inc. (1.8%), TIBCO Software, Inc. (1.8%), ADC Telecommunications, Inc. (1.7%), SpectraSite Inc. (1.7%), DJ Orthopedics, Inc. (1.6%). Please refer to pages 68 through 72 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Information Technology (28.9%), Healthcare (19.0%), Consumer Discretionary (14.0%), Financials (10.2%) and Industrials (6.0%). The fund’s portfolio composition is subject to change at any time.

RISKS: Investments in small- and medium capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The fund may use derivatives, such as options and futures, which can be liquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
ii	The Federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
iv	The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
[v]	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
vi	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
vii	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 557 funds in the fund’s Lipper category and excluding sales charges.

SALOMON BROTHERS

Small Cap Growth Fund

Fund at a Glance (unaudited)

Small Cap Growth Fund

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	12.32%	$1,000.00	$1,123.20	1.15%	$6.14
Class B	11.75	1,000.00	1,117.50	2.06	10.96
Class C(4)	11.82	1,000.00	1,118.20	1.98	10.54
Class O	12.43	1,000.00	1,124.30	0.88	4.70
Class Y(5)	10.86	1,000.00	1,108.60	0.88	1.52
(1)	For the six months ended December 31, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(4)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(5)	For the period November 1, 2004 (inception date) through December 31, 2004.

SALOMON BROTHERS

Small Cap Growth Fund

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.36	1.15%	$5.84
Class B	5.00	1,000.00	1,014.78	2.06	10.43
Class C(3)	5.00	1,000.00	1,015.18	1.98	10.03
Class O	5.00	1,000.00	1,020.71	0.88	4.47
Class Y(4)	5.00	1,000.00	1,006.75	0.88	1.45
(1)	For the six months ended December 31, 2004.
(2)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(3)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(4)	For the period November 1, 2004 (inception date) through December 31, 2004.

SALOMON BROTHERS

Small Cap Growth Fund

Historical Performance (unaudited)

Comparison of $10,000 Investment in the Small Cap Growth Fund — Class A, B, C And O Shares vs. the Russell 2000 Growth Index

All figures represent past performance and are not a guarantee of future results. Performance above reflects returns after deduction of applicable maximum sales charge. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

The graph above depicts the performance of the Small Cap Growth Fund versus the Russell 2000 Growth Index. It is important to note that the Small Cap Growth Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

SALOMON BROTHERS

Small Cap Growth Fund

Average Annual Total Returns for the Period Ended December 31, 2004(1) (unaudited)

Class A Shares	Twelve Months	Three Year	Five Year	Since Inception (7/1/98)

Without Sales Charges	15.24%	5.29%	4.46%	13.44%

With Sales Charges*	8.62%	3.24%	3.23%	12.41%

Class B Shares

Without Sales Charges	14.21%	4.34%	3.55%	12.47%

With Sales Charges*	9.21%	3.41%	3.25%	12.47%

Class C Shares(2)

Without Sales Charges	14.26%	4.49%	3.65%	12.59%

With Sales Charges*	13.16%	4.49%	3.65%	12.59%

Class O Shares

Without Sales Charges	15.48%	5.49%	4.67%	13.68%

With Sales Charges*	15.48%	5.49%	4.67%	13.68%

Class Y Shares(4)				Since Inception (11/1/04)

Without Sales Charges	N/A	N/A	N/A	10.86%

With Sales Charges*	N/A	N/A	N/A	10.86%

See page 43 for all footnotes.

FOOTNOTES

(1)	The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(2)	On April 29, 2004, the Funds’ Class 2 shares were renamed Class C shares.
(3)	The Citigroup Broad Investment Grade Bond Index is valued at month end only. As a result, while the Fund’s total return calculations used in this comparison are for the period September 11, 1995 through December 31, 2004, the combined Index returns are for period October 1, 1995 through December 31, 2004.
(4)	For the period November 1, 2004 (inception date) through December 31, 2004.
*	Class A shares reflect the deduction of the maximum 5.75% sales charges. Class B shares reflect the deduction of a 5.00% contingent deferred sales charge (“CDSC”), which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year for the first two years, remains the same for the next year, then continues to decline by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase. Class O and Y shares have no initial or contingent deferred sales charge. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.
(5)	Total return of Salomon Brothers Capital Fund — Class Y was affected by 6.21% due to a significant redemption. If the effect of the redemption was not included, the total return would have been lower.
(6)	Effective March 1, 2004, the Russell 1000 Growth Index has been adopted as the performance benchmark for the fund because the manager believes that this benchmark more closely matches the fund’s investment universe.

GENERAL PERFORMANCE AND RANKING NOTES

Average annual total returns are based on changes in net asset value and assume the reinvestment of all dividends, and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A) and the contingent deferred sales charge (Class B and C). Class O shares are only available to existing Class O shareholders. All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns for certain Funds reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, Fund returns would be lower. Expense caps may be revised or terminated at any time.

Schedules of Investments

December 31, 2004

Salomon Brothers All Cap Value Fund

Shares	Security	Value
COMMON STOCK — 93.4%
CONSUMER DISCRETIONARY — 14.7%

Auto Components — 0.5%
1,100	BorgWarner, Inc.	$59,587

Hotels, Restaurants & Leisure — 1.8%
3,900	Carnival Corp.	224,757

Household Durables — 0.6%
6,000	Fleetwood Enterprises, Inc. (a)	80,760

Leisure Equipment & Products — 2.1%
1,100	Callaway Golf Co.	14,850
6,800	Hasbro, Inc.	131,784
6,600	Mattel, Inc.	128,634

		275,268

Media — 8.4%
6,400	Comcast Corp., Special Class A Shares (a)	210,176
13,900	Liberty Media Corp., Class A Shares (a)	152,622
8,500	The News Corp. Ltd., Class B Shares (b)	163,200
12,600	Time Warner Inc. (a)	244,944
4,000	Viacom Inc., Class B Shares	145,560
5,700	The Walt Disney Co.	158,460

		1,074,962

Specialty Retail — 1.3%
3,800	The Home Depot, Inc.	162,412

	TOTAL CONSUMER DISCRETIONARY	1,877,746

CONSUMER STAPLES — 1.0%

Food & Drug Retailing — 1.0%
5,700	Safeway, Inc. (a)	112,518

ENERGY — 4.1%

Energy Equipment & Services — 1.1%
4,400	GlobalSantaFe Corp.	145,684

Oil & Gas — 3.0%
2,900	Anadarko Petroleum Corp.	187,949
3,600	ChevronTexaco Corp.	189,036
300	Todco, Class A Shares (a)	5,526

		382,511

	TOTAL ENERGY	528,195

FINANCIALS — 19.4%

Banks — 2.1%
3,000	The Bank of New York Co., Inc.	100,260
17	Mitsubishi Tokyo Financial Group, Inc. (a)	172,102

		272,362

Diversified Financials — 7.0%
3,800	American Express Co.	214,206
5,440	JPMorgan Chase & Co.	212,214

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers All Cap Value Fund

Shares	Security	Value

Diversified Financials — 7.0% (continued)
4,700	MBNA Corp.	$132,493
2,600	Merrill Lynch & Co., Inc.	155,402
1,300	Morgan Stanley	72,176
2,200	State Street Corp.	108,064

		894,555

Insurance — 9.8%
2,000	Ambac Financial Group, Inc.	164,260
2,800	American International Group, Inc.	183,876
2,600	The Chubb Corp.	199,940
17,900	CNA Surety Corp. (a)	238,965
1,400	The Hartford Financial Services Group, Inc.	97,034
2,200	MGIC Investment Corp.	151,602
600	PMI Group, Inc.	25,050
3,600	Radian Group, Inc.	191,664

		1,252,391

Real Estate — 0.5%
3,300	Digital Realty Trust, Inc.	44,451
1,500	GMH Communities Trust	21,150

		65,601

	TOTAL FINANCIALS	2,484,909

HEALTHCARE — 11.0%

Biotechnology — 2.0%
1,100	Amgen, Inc. (a)	70,565
15,500	Aphton Corp. (a)	48,205
6,143	Enzo Biochem, Inc. (a)(b)	119,594
8,700	XOMA Ltd. (a)	22,533

		260,897

Healthcare Providers & Services — 0.5%
2,100	McKesson Corp.	66,066

Pharmaceuticals — 8.5%
5,400	Abbott Laboratories	251,910
6,000	Bentley Pharmaceuticals, Inc. (a)	64,500
600	Eli Lilly and Co.	34,050
3,500	GlaxoSmithKline PLC, ADR	165,865
3,600	Johnson & Johnson	228,312
6,000	Pfizer, Inc.	161,340
4,200	Wyeth	178,878

		1,084,855

	TOTAL HEALTHCARE	1,411,818

INDUSTRIALS — 8.8%

Aerospace & Defense — 2.6%
1,900	The Boeing Co.	98,363
6,100	Raytheon Co.	236,863

		335,226

Airlines — 1.4%
11,000	Southwest Airlines Co.	179,080

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers All Cap Value Fund

Shares	Security	Value

Commercial Services & Supplies — 1.1%
1,600	Sabre Holdings Corp., Class A Shares	$35,456
3,700	Waste Management, Inc.	110,778

		146,234

Construction & Engineering — 0.3%
1,000	Chicago Bridge & Iron Company N.V., NY Shares	40,000

Electrical Equipment — 1.1%
2,000	Emerson Electric Co.	140,200

Industrial Conglomerates — 1.1%
3,500	Honeywell International Inc.	123,935
1,700	Hutchinson Whampoa Ltd.	15,911

		139,846

Machinery — 1.2%
1,500	Caterpillar Inc.	146,265

	TOTAL INDUSTRIALS	1,126,851

INFORMATION TECHNOLOGY — 19.0%

Communications Equipment — 4.6%
6,600	3Com Corp. (a)	27,522
47,900	Lucent Technologies, Inc. (a)(b)	180,104
12,500	Motorola, Inc.	215,000
10,800	Nokia Oyj, Sponsored ADR	169,236

		591,862

Computers & Peripherals — 1.4%
3,700	Electronics for Imaging, Inc. (a)	64,417
1,200	International Business Machines Corp.	118,296
1,300	Socket Communications, Inc. (a)	2,587

		185,300

Electronic Equipment & Instruments — 2.9%
6,700	Agilent Technologies, Inc. (a)	161,470
1,600	Maxwell Technologies, Inc. (a)	16,224
700	PerkinElmer, Inc.	15,743
30,200	Solectron Corp. (a)	160,966
400	Thermo Electron Corp. (a)	12,076

		366,479

Internet Software & Services — 0.8%
800	IAC/InterActiveCorp. (a)(b)	22,096
11,600	RealNetworks, Inc. (a)(b)	76,792

		98,888

IT Consulting & Services — 1.2%
4,800	SunGard Data Systems Inc. (a)	135,984
1,700	Unisys Corp. (a)	17,306

		153,290

Office Electronics — 0.4%

4,900	IKON Office Solutions, Inc.	56,644

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers All Cap Value Fund

Shares	Security	Value

Semiconductor Equipment & Products — 5.7%
3,700	Applied Materials, Inc. (a)	$63,270
6,800	Intel Corp.	159,052
1,500	Novellus Systems, Inc. (a)	41,835
400	Samsung Electronics Co., Ltd.	87,600
17,969	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (a)	152,557
9,000	Texas Instruments, Inc.	221,580

		725,894

Software — 2.0%
800	Actuate Corp. (a)	2,040
11,900	Micromuse, Inc. (a)	66,045
6,900	Microsoft Corp.	184,299

		252,384

	TOTAL INFORMATION TECHNOLOGY	2,430,741

MATERIALS — 10.8%

Chemicals — 3.8%
2,800	Cabot Corp.	108,304
3,600	The Dow Chemical Co.	178,236
6,800	Engelhard Corp.	208,556

		495,096

Metals & Mining — 4.2%
5,400	Alcoa, Inc.	169,668
1,700	Allegheny Technologies, Inc.	36,839
3,600	Brush Engineered Materials, Inc. (a)	66,600
4,200	Newmont Mining Corp.	186,522
3,300	RTI International Metals, Inc. (a)	67,782
2,000	WGI Heavy Minerals, Inc. (a)	8,312

		535,723

Paper & Forest Products — 2.8%
4,600	Georgia-Pacific Corp.	172,408
2,700	Weyerhaeuser Co.	181,494

		353,902

	TOTAL MATERIALS	1,384,721

TELECOMMUNICATION SERVICES — 3.2%

Diversified Telecommunication Services — 1.9%
5,000	Nippon Telegraph and Telephone Corp., ADR	112,750
5,000	SBC Communications, Inc.	128,850

		241,600

Wireless Telecommunication Services — 1.3%
6,200	Vodafone Group PLC., Sponsored ADR	169,756

	TOTAL TELECOMMUNICATION SERVICES	411,356

UTILITIES — 1.4%

Electric Utilities — 0.1%
5,300	Calpine Corp. (a)(b)	20,882

Multi-Utilities — 1.3%
10,000	The Williams Cos., Inc.	162,900

	TOTAL UTILITIES	183,782

	TOTAL COMMON STOCK (Cost — $10,103,576)	11,952,637

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers All Cap Value Fund

Rights	Security	Value
RIGHTS — 0.0%
TELECOMMUNICATION SERVICES — 0.0%
1,700	Hutchinson Telecommunications International Ltd., (a) (Cost — $0)	$1,542

Face Amount
REPURCHASE AGREEMENT — 7.2%
$924,000	Goldman Sachs & Co. dated 12/31/04, 2.240% due 1/3/05; Proceeds at maturity — $924,172 (Fully collateralized by various U.S. government obligations, 0.000% to 13.875% due 1/15/05 to 4/15/32; Market value — $942,481) (Cost — $924,000)	924,000

	TOTAL INVESTMENTS — 100.6% (Cost — $11,027,576*)	12,878,179
	Liabilities in Excess of Other Assets — (0.6)%	(75,171)

	TOTAL NET ASSETS — 100.0%	$12,803,008

Shares
SECURITIES PURCHASED WITH LOANED SECURITIES COLLATERAL
585,925	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $585,925)	$585,925

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan (See Notes 1 and 3).
*	Aggregate cost for federal income tax purposes is $11,065,815.

Abbreviations used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Balanced Fund

Shares	Security	Value
COMMON STOCK — 50.4%
CONSUMER DISCRETIONARY — 8.2%

Hotels, Restaurants & Leisure — 0.1%
6,000	McDonald’s Corp.	$192,360

Media — 5.4%
17,270	Comcast Corp. Class A Shares (a)	574,746
174,400	The News Corp. Ltd., Class A shares	3,254,304
56,400	Time Warner Inc. (a)	1,096,416
120,103	UnitedGlobalCom, Inc. (a)	1,160,195
14,700	Viacom Inc., Class A shares (b)	545,076

		6,630,737

Multi-Line Retail — 1.4%
32,000	Wal-Mart Stores Inc.	1,690,240

Specialty Retail — 1.3%
35,900	The Home Depot, Inc.	1,534,366

	TOTAL CONSUMER DISCRETIONARY	10,047,703

CONSUMER STAPLES — 2.7%

Beverages — 1.5%
13,000	The Coca-Cola Co.	541,190
25,600	PepsiCo, Inc.	1,336,320

		1,877,510

Food & Drug Retailing — 0.4%
28,868	FHC Delaware Inc. (a)	137,123
16,900	Safeway Inc. (a)	333,606

		470,729

Household Products — 0.4%
9,500	Colgate-Palmolive Co.	486,020

Personal Products — 0.4%
12,400	Avon Products, Inc.	479,880

	TOTAL CONSUMER STAPLES	3,314,139

ENERGY — 4.7%

Energy Equipment & Services — 1.4%
35,000	Halliburton Co.	1,373,400
4,000	Schlumberger Ltd.	267,800

		1,641,200

Oil & Gas — 3.3%
10,000	BP Amoco PLC, Sponsored ADR	584,000
7,000	ChevronTexaco Corp.	367,570
33,000	Exxon Mobil Corp.	1,691,580
6,000	Royal Dutch Petroleum Co., NY Shares	344,280
30,000	Suncor Energy, Inc.	1,062,000

		4,049,430

	TOTAL ENERGY	5,690,630

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Balanced Fund

Shares	Security	Value
FINANCIALS — 14.5%

Banks — 2.1%
18,000	Bank of America Corp.	$845,820
52,400	The Bank of New York Co., Inc.	1,751,208

		2,597,028

Diversified Financials — 3.2%
12,500	American Express Co.	704,625
47,500	JPMorgan Chase & Co.	1,852,975
22,700	Merrill Lynch & Co., Inc.	1,356,779

		3,914,379

Insurance — 3.3%
19,600	American International Group, Inc.	1,287,132
466	Berkshire Hathaway Inc., Class B Shares (a)	1,368,176
18,000	The Chubb Corp.	1,384,200

		4,039,508

Real Estate — 5.9%
33,500	Arden Realty, Inc.	1,263,620
35,000	Bedford Property Investors, Inc.	994,350
27,000	Brandywine Realty Trust	793,530
33,500	Duke-Weeks Realty Corp.	1,143,690
42,000	New Plan Excel Realty Trust	1,137,360
18,000	Prentiss Properties Trust	687,600
35,000	Reckson Associates Realty Corp.	1,148,350

		7,168,500

	TOTAL FINANCIALS	17,719,415

HEALTHCARE — 3.6%

Healthcare Equipment & Supplies — 0.3%
6,000	Bausch & Lomb Inc.	386,760

Pharmaceuticals — 3.3%
8,000	Merck & Co., Inc.	257,120
87,534	Pfizer Inc.	2,353,789
15,500	Schering Plough Corp.	323,640
23,500	Wyeth	1,000,865

		3,935,414

	TOTAL HEALTHCARE	4,322,174

INDUSTRIALS — 4.1%

Air Freight & Couriers — 0.4%
6,200	United Parcel Services, Inc., Class B Shares	529,852

Commercial Services & Supplies — 0.0%
4,310	ContinentalAFA Dispensing Co. (a)#	23,705

Industrial Conglomerates — 2.6%
87,100	General Electric Co.	3,179,150

Road & Rail — 1.1%
21,000	Canadian National Railway Co.	1,286,250

	TOTAL INDUSTRIALS	5,018,957

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Balanced Fund

Shares	Security	Value
INFORMATION TECHNOLOGY — 8.4%

Communications Equipment — 2.1%
45,900	Cisco Systems, Inc. (a)	$885,870
94,000	Motorola, Inc.	1,616,800

		2,502,670

Computers & Peripherals — 3.5%
2,028	Axiohm Transaction Solutions, Inc. (a)#	0
60,522	Hewlett-Packard Co.	1,269,146
31,000	International Business Machines Corp.	3,055,980

		4,325,126

Semiconductor Equipment & Products — 1.5%
10,379	Freescale Semiconductor Inc. (a)	190,558
45,200	Intel Corp.	1,057,228
25,000	Texas Instruments Inc.	615,500

		1,863,286

Software — 1.3%
58,200	Microsoft Corp.	1,554,522

	TOTAL INFORMATION TECHNOLOGY	10,245,604

MATERIALS — 1.0%

Chemicals — 0.3%
5,341	Monsanto Co.	296,693

Metals & Mining — 0.7%
27,900	Alcoa Inc.	876,618

	TOTAL MATERIALS	1,173,311

TELECOMMUNICATION SERVICES — 3.2%

Diversified Telecommunication Services — 3.2%
7,909	NTL Inc. (a)	577,041
59,100	SBC Communications Inc.	1,523,007
44,160	Verizon Communications Inc.	1,788,922

	TOTAL TELECOMMUNICATION SERVICES	3,888,970

	TOTAL COMMON STOCK (Cost — $52,031,572)	61,420,903

PREFERRED STOCK — 0.0%
ENERGY — 0.0%

Oil & Gas — 0.0%
	TCR Holding Corp. (a)#:
321	Class B Shares	0
177	Class C Shares	0
466	Class D Shares	1
964	Class E Shares	1

		2

INFORMATION TECHNOLOGY — 0.0%

Web Hosting — 0.0%
2,711	PTV, Inc. (a)(b)#	12,281

	TOTAL PREFERRED STOCK (Cost — $114)	12,283

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Balanced Fund

Shares	Security	Value
CONVERTIBLE PREFERRED STOCK — 2.7%
CONSUMER DISCRETIONARY — 0.4%

Specialty Retail — 0.4%
10,000	United Rentals Trust I	$433,750

FINANCIALS — 1.8%

Banks — 0.9%
10,000	Commerce Capital Trust II	640,000
10,000	Sovereign Capital Trust IV	490,000

		1,130,000

Diversified Financials — 0.4%
10,000	Capital One Financial Corp.	564,400

Real Estate — 0.5%
10,000	Host Marriott Finance Trust (a)	563,750

	TOTAL FINANCIALS	2,258,150

UTILITIES — 0.5%

Electric Utilities — 0.5%
15,000	CenterPoint Energy, Inc.	554,895

	TOTAL CONVERTIBLE PREFERRED STOCK (Cost — $3,111,892)	3,246,795

Warrants
WARRANTS — 0.0%
FINANCIALS — 0.0%

Diversified Financials — 0.0%
229,655	Contifinancial Corp. units of interest (Represents interest in a trust in the liquidation of Contifinancial Corp. and its affiliates) (a)	4,593

INFORMATION TECHNOLOGY — 0.0%

Communications Equipment — 0.0%
2,373	Lucent Technologies, Inc. (a)	3,749

	TOTAL WARRANTS (Cost — $3,063)	8,342

Face Amount
CORPORATE BONDS — 12.7%
CONSUMER DISCRETIONARY — 2.5%

Automobiles — 0.6%
	Ford Motor Co.:
$ 200,000	7.875% due 6/15/10	220,597
150,000	7.450% due 7/16/31 (b)	151,297
350,000	Johnson Controls Inc., 5.000% due 11/15/06	359,483

		731,377

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Balanced Fund

Face Amount	Security	Value

Distributors — 0.2%
$ 250,000	Home Interiors & Gifts Inc., 10.125% due 6/1/08 (b)	$207,500

Hotels, Restaurants & Leisure — 0.3%
225,000	Carnival Corp., 3.750% due 11/15/07	225,416
150,000	Park Place Entertainment Corp., 7.875% due 12/15/05	156,000

		381,416

Household Goods — 0.3%
300,000	MDC Holdings Inc., 5.500% due 5/15/13	305,102

Media — 0.7%
300,000	AT&T Broadband Corp., 8.375% due 3/15/13	370,501
200,000	CSC Holdings, Inc., 10.500% due 5/15/16	228,000
250,000	Time Warner, Inc., 7.625% due 4/15/31	303,391

		901,892

Specialty Retail — 0.4%
400,000	Cintas Corp., 6.000% due 6/1/12	438,278

Textile, Apparel & Luxury Goods — 0.0%
25,000	Levi Strauss & Co., 7.000% due 11/1/06	26,375

	TOTAL CONSUMER DISCRETIONARY	2,991,940

CONSUMER STAPLES — 0.7%

Food & Staples Retailing — 0.5%
200,000	Safeway Inc., 7.250% due 2/1/31	229,964
375,000	Wal-Mart Stores Inc., 6.875% due 8/10/09	421,503

		651,467

Food Products — 0.2%
200,000	Kellogg Co., 6.600% due 4/1/11	224,334

	TOTAL CONSUMER STAPLES	875,801

ENERGY — 1.0%

Equipment & Services — 0.3%
1,000,000	Friede Goldman Halter, Inc., 4.500% due 9/15/04 (a)(d)	62,500
275,000	Precision Drilling Corp., 5.625% due 6/1/14	286,877

		349,377

Oil & Gas — 0.7%
275,000	Tosco Corp., 8.125% due 2/15/30	368,214
175,000	Valero Energy Corp., 7.500% due 4/15/32	211,761
275,000	XTO Energy Inc., 4.900% due 2/1/14	274,891

		854,866

	TOTAL ENERGY	1,204,243

FINANCIALS — 4.7%

Banks — 0.3%
375,000	Bank One Corp., 6.875% due 8/1/06	395,862

Capital Markets — 0.7%
375,000	Lehman Brothers Holding, 7.000% due 2/1/08	410,005
425,000	Morgan Stanley, 4.750% due 4/1/14	414,888

		824,893

Commercial Banks — 0.3%
250,000	Standard Chartered Bank, 8.000% due 5/30/31 (c)	319,188

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Balanced Fund

Face Amount	Security	Value

Consumer Finance — 0.7%
$ 225,000	Capital One Bank, 5.750% 9/15/10	$238,971
400,000	SLM Corp., 2.300% due 1/26/07	400,463
250,000	Webster Bank 5.875% due 1/15/13	262,595

		902,029

Diversified Financials — 1.3%
400,000	CIT Group Inc., 7.750% due 4/2/12	474,155
400,000	General Electric Capital Corp., 2.581% due 6/22/07 (b)	400,505
200,000	General Motors Corp., 6.875% 9/15/11	205,232
320,000	Household Finance Corp., 8.000% due 7/15/10	377,049
140,000	Textron Financial Corp., 2.750% due 6/1/06	138,365

		1,595,306

Insurance — 0.4%
300,000	Infinity Property & Casualty Corp. 5.500% due 2/18/14	296,912
225,000	Unitrin Inc., 4.875% due 11/1/10	223,781

		520,693

Real Estate – 0.2%
150,000	Boston Properties Ltd., 6.250% due 1/15/13	162,999
57,000	HMH Properties, 7.875% due 8/1/08	58,853

		221,852

Thrifts & Mortgage Finance — 0.8%
150,000	Astoria Financial Corp., 5.750% due 10/15/12	155,933
275,000	Centex Corp., 5.125% due 10/1/13 (b)	275,746
375,000	Countrywide Home Loans Inc., 4.000% due 3/22/11	365,093
175,000	Independence Community Bank Corp., 3.500% due 6/20/13	168,788

		965,560

	TOTAL FINANCIALS	5,745,383

HEALTHCARE — 1.3%

Healthcare Providers & Service — 1.0%
225,000	HCA Healthcare Co., 7.125% due 6/1/06	233,627
275,000	Humana Inc., 6.300% due 8/1/18	282,698
450,000	United Health Group Inc., 4.125% due 8/15/09	450,171
250,000	WellPoint Health Networks Inc., 6.375% due 6/15/06	260,401

		1,226,897

Pharmaceuticals — 0.3%
325,000	Wyeth, 5.500% due 3/15/13	338,336

	TOTAL HEALTHCARE	1,565,233

INDUSTRIALS — 1.0%

Aerospace & Defense — 0.2%
250,000	GoodRich Corp., 7.500% due 4/15/08	276,968

Building Products — 0.2%
225,000	Masco Corp., 6.500% due 8/15/32 (b)	248,028

Commercial Services & Supplies — 0.3%
400,000	International Lease Financial Corp., 4.375% due 11/1/09	401,322

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Balanced Fund

Face Amount	Security	Value

Marine — 0.0%
$ 200,000	The Holt Group, 9.750% due 1/15/06 (a)(d)#	$0

Road & Rail — 0.3%
350,000	Union Pacific Railroad Co., 5.404% due 7/2/25	358,118

	TOTAL INDUSTRIALS	1,284,436

MATERIALS — 0.2%

Paper & Forest Products — 0.2%
225,000	Domtar Inc., 5.375% due 12/1/13 (b)	223,153

TELECOMMUNICATION SERVICES — 0.7%

Diversified Telecommunications — 0.5%
325,000	Sprint Capital Corp., 6.900% due 5/1/19	364,426
225,000	Telecom Italia Capital, 5.250% due 11/15/13	227,815

		592,241

Wireless Telecommunications — 0.2%
200,000	AT&T Wireless Services, Inc., 8.750% due 3/1/31	270,486

	TOTAL TELECOMMUNICATION SERVICES	862,727

UTILITIES — 0.6%

Multi-Utilities — 0.6%
250,000	Calpine Corp., 8.750% due 7/15/07 (b)	220,000
200,000	Dominion Resources Inc., 6.250% due 6/30/12	218,687
300,000	United Utilities PLC, 4.550% due 6/19/18	275,502

	TOTAL UTILITIES	714,189

	TOTAL CORPORATE BONDS (Cost — $16,251,279)	15,467,105

CONVERTIBLE CORPORATE BONDS — 3.2%
CONSUMER DISCRETIONARY — 1.0%

Automobiles — 0.6%
500,000	Navistar International Corp. 2.500% due 12/15/07	708,750

Sanitation Services — 0.4%
600,000	Allied Waste Industry Inc. 4.250% due 4/15/34	535,500

	TOTAL CONSUMER DISCRETIONARY	1,244,250

HEALTHCARE — 0.5%

Pharmaceuticals – 0.5%
750,000	Intermune Inc., 0.250% due 3/1/11 (c)	647,813

INFORMATION TECHNOLOGY — 1.7%

Communication Equipment — 0.4%
525,000	Nortel Networks Corp., 4.250% due 9/1/08	513,187

Electronic Equipment — 0.5%
500,000	Fisher Scientific International Inc., 3.250% due 3/1/24	563,125

Semiconductor Equipment and Products — 0.4%
500,000	Conexant Systems, Inc., 4.000% due 2/1/07	455,000

Software – 0.4%
500,000	i2 Technologies Inc., 5.250% due 12/15/06	472,500

	TOTAL INFORMATION TECHNOLOGY	2,003,812

	TOTAL CONVERTIBLE CORPORATE BONDS (Cost — $3,845,517)	3,895,875

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Balanced Fund

Face Amount	Security	Value
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS – 24.7%

U.S. Treasury Notes — 4.4%
$ 875,000	2.500% due 10/31/06 (b)	$867,105
1,300,000	4.375% due 5/15/07 (b)	1,336,512
1,100,000	3.250% due 1/15/09 (b)	1,090,805
2,000,000	4.375% due 8/15/12 (b)	2,048,360

		5,342,782

U.S. Treasury Bonds — 1.3%
425,000	6.125% due 8/15/29 (b)	499,110
1,050,000	5.375% due 2/15/31 (b)	1,135,723

		1,634,833

Federal Home Loan Mortgage Corporation (FHLMC)† — 4.4%
96,983	8.000% due 7/1/20	105,174
54,301	6.500% due 3/1/26	57,165
40,353	6.500% due 5/1/26	42,481
	Gold :
1,000,000	5.000%, 30 Year (e)(f)	993,125
600,000	5.500%, 15 Year (e)(f)	619,687
1,000,000	5.500%, 30 Year (e)(f)	1,015,938
2,500,000	6.000%, 30 Year (e)(f)	2,582,813

		5,416,383

Federal National Mortgage Association (FNMA)† — 14.2%
2,600,000	5.500% due 2/15/06	2,670,086
2,805	6.500% due 10/1/10	2,979
1,000,000	6.250% due 2/1/11	1,097,710
13,719	6.500% due 10/1/11	14,570
30,844	6.500% due 4/1/13	32,746
47,311	6.500% due 5/1/13	50,229
54,108	6.500% due 7/1/13	57,445
112,742	9.000% due 1/1/24	125,600
8,087	6.500% due 12/1/25	8,515
28,180	7.000% due 3/1/26	30,004
84,406	6.500% due 6/1/26	88,818
475,999	7.500% due 11/1/26	513,311
17,366	7.000% due 3/1/27	18,490
2,926	7.000% due 11/1/28	3,107
5,678	7.000% due 2/1/29	6,029
44,294	7.000% due 2/1/29	47,063
5,362	7.000% due 3/1/29	5,709
146,543	7.000% due 4/1/29	155,610
2,594	8.000% due 5/1/30	2,814
1,002	8.000% due 9/1/30	1,087
18,088	8.000% due 1/1/31	19,619
54,873	8.000% due 2/1/31	59,516
1,380,084	5.000% due 3/1/34	1,372,419
	Gold:
1,100,000	4.500%, 15 Year (e)(f)	1,096,563
1,900,000	5.000%, 15 Year (e)(f)	1,930,282
600,000	4.500%, 30 Year (e)(f)	579,937

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Balanced Fund

Face Amount	Security	Value

Federal National Mortgage Association (FNMA)† — 14.2% (continued)
$ 4,500,000	5.500%, 30 Year (e)(f)	$4,568,904
880,000	6.000%, 30 Year (e)(f)	909,975
1,700,000	6.500%, 30 Year (e)(f)	1,782,875

		17,252,012

Government National Mortgage Association (GNMA)† — 0.4%
450,000	5.000%, 30 Year (e)(f)	450,000

	TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost — $29,352,806)	30,096,010

SOVEREIGN BONDS — 0.9%

Canada — 0.2%
300,000	Province of Ontario, 3.280% due 3/28/08	296,455

Mexico — 0.3%
300,000	PEMEX Finance Ltd., 9.030% due 2/15/11	346,090

Supranational — 0.4%
400,000	Corporacion Andina de Fomento, 6.875% due 3/15/12	450,292

	TOTAL FOREIGN GOVERNMENT BONDS (Cost — $1,099,019)	1,092,837

ASSET-BACKED SECURITIES — 4.0%

Auto Loan — 1.3%
750,000	Americredit Automobile Receivables Trust, Series 2004-AF, Class A4, 2.870% due 2/7/11	743,613
902,044	Household Automotive Trust, Series 2000-1, Class A3, 1.730% due 12/17/07	896,654

		1,640,267

Consumer Finance — 1.1%
725,000	Capital One Master Trust, Series 2000-5, Class A, 5.300% due 6/15/09	747,483
625,000	Prime Credit Card Master Trust, Series 2000-1, Class A, 6.700% due 10/15/09	644,400

		1,391,883

Home Equity Loan — 0.6%
500,000	Centex Home Equity Loan Trust, Series 2003-B, Class AF4, 3.230% due 2/25/32	490,032
72,236	Residential Asset Security Mortgage, Class A1F, 7.390% due 6/25/28	72,658
101,254	Soundview Home Equity Loan Trust, Series 2000-1, Class A1F, 8.640% due 5/25/30	104,263

		666,953

Other — 1.0%
$750,000	Atlantic City Electric Transition Funding LLC, Series 2002-1, Class A4, 5.550% due 10/20/23	789,637
421,346	Green Tree Financial Corp., Series 1997-6, Class A8, 7.070% due 1/15/29	447,925

		1,237,562

	TOTAL ASSET-BACKED SECURITIES (Cost — $4,926,073)	4,936,665

	SUB-TOTAL INVESTMENTS (Cost — $110,621,335)	120,176,815

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Balanced Fund

Face Amount	Security	Value
REPURCHASE AGREEMENT (g) — 15.0%
$18,264,000	Goldman Sachs & Co. dated 12/31/04, 2.240% due 1/3/05; Proceeds at maturity — $18,267,409; (Fully collateralized by various U.S. government obligations, 0.000% to 13.875% due 1/15/25 to 4/15/32; Market value — $18,629,298) (Cost — $18,264,000)	$18,264,000

	TOTAL INVESTMENTS (Cost — $128,885,335*) — 113.6%	138,440,815
	Liabilities in Excess of Other Assets — (13.6)%	(16,533,734)

	TOTAL NET ASSETS — 100.0%	$121,907,081

Shares
SECURITIES PURCHASED WITH LOANED SECURITIES COLLATERAL
8,731,008	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $8,731,008)	$8,731,008

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan (See Notes 1 and 3).
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.
(d)	Security is currently in default.
(e)	Security is issued on a to-be-announced (“TBA”) basis (See Note 1).
(f)	Security acquired under mortgage dollar roll agreement (See Note 1).
(g)	Securities with an aggregate market value of $18,264,000 are segregated as collateral for TBA securities.
†	Mortgage-backed securities.
#	Security is valued in accordance with fair valuation procedures.
*	Aggregate cost for Federal income tax purposes is $128,632,097.

Abbreviation used in this schedule:

ADR — American Depository Receipt

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Capital Fund

Shares	Security	Value
COMMON STOCK — 96.5%
CONSUMER DISCRETIONARY — 22.3%

Hotels, Restaurants & Leisure — 0.1%
25,300	Ctrip.com International, Ltd., ADR (a)(b)	$1,164,306

Media — 17.9%
5,000,000	Liberty Media Corp., Class A Shares (a)(b)	54,900,000
785,093	Liberty Media International Inc., Class A Shares (a)(b)	36,294,849
250,000	NTL Inc. (a)	18,240,000
2,550,000	The News Corp. Ltd., Class A Shares (b)	47,583,000
400,000	The News Corp. Ltd., Class B Shares (b)	7,680,000
2,680,000	Ses Global	34,827,999
473,300	Telewest Global Inc. (a)(b)	8,320,614
2,400,000	Time Warner Inc. (a)	46,656,000
3,320,000	UnitedGlobalCom, Inc., Class A Shares (a)	32,071,200

		286,573,662

Multi-Line Retail — 0.1%
466,286	FHC Delaware Inc. #	2,214,859

Specialty Retail — 4.2%
856,400	Linens ‘n Things, Inc. (a)(b)	21,238,720
1,500,400	OfficeMax Inc. (b)	47,082,552

		68,321,272

	TOTAL CONSUMER DISCRETIONARY	358,274,099

CONSUMER STAPLES — 2.3%

Tobacco — 2.3%
600,000	Altria Group Inc.	36,660,000

ENERGY — 8.4%

Energy Equipment & Services — 6.3%
550,000	ENSCO International Inc. (b)	17,457,000
489,100	GlobalSantaFe Corp. (b)	16,194,101
1,000,000	Pride International Inc. (a)(b)	20,540,000
1,800,000	Rowan Cos., Inc. (a)(b)	46,620,000

		100,811,101

Oil & Gas — 2.1%
80,000	Lukoil Co., ADR (b)	9,800,000
400,000	Newfield Exploration Co. (a)	23,620,000

		33,420,000

	TOTAL ENERGY	134,231,101

FINANCIALS — 11.4%

Diversified Financials — 5.8%
551,600	Capital One Financial Corp. (b)	46,450,236
770,000	Merrill Lynch & Co., Inc.	46,022,900

		92,473,136

Insurance — 5.6%
1,500,000	Assurant Inc.	45,825,000
500	Berkshire Hathaway Inc., Class A Shares (a)	43,950,000

		89,775,000

	TOTAL FINANCIALS	182,248,136

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Capital Fund

Shares	Security	Value
HEALTHCARE — 12.9%

Biotechnology — 1.7%
2,485,500	Medarex Inc. (a)	$26,793,690

Healthcare Providers & Services — 5.5%
1,250,700	Coventry Health Care Inc. (a)(b)	66,387,156
400,000	PacifiCare Health Systems Inc. (a)	22,608,000

		88,995,156

Pharmaceuticals — 5.7%
772,100	Sepracor Inc. (a)(b)	45,839,577
800,000	Teva Pharmaceutical Industries Ltd., ADR (b)	23,888,000
500,000	Wyeth	21,295,000

		91,022,577

	TOTAL HEALTHCARE	206,811,423

INDUSTRIALS — 9.1%

Aerospace & Defense — 5.1%
750,000	The Boeing Co. (b)	38,827,500
1,100,000	Raytheon Co. (b)	42,713,000

		81,540,500

Building Products — 1.0%
400,000	American Standard Cos., Inc. (a)(b)	16,528,000

Industrial Conglomerates — 3.0%
1,300,000	General Electric Co.	47,450,000

	TOTAL INDUSTRIALS	145,518,500

INFORMATION TECHNOLOGY — 14.8%

Communications Equipment — 7.4%
2,775,065	Comverse Technology, Inc. (a)(b)	67,850,339
10,682,000	Nortel Networks Corp. (a)(b)	37,280,180
550,000	Polycom, Inc. (a)(b)	12,826,000

		117,956,519

Software — 7.4%
2,000,000	Microsoft Corp.	53,420,000
2,000,000	Symantec Corp. (a)	51,520,000
500,000	Veritas Software Corp. (a)	14,275,000

		119,215,000

	TOTAL INFORMATION TECHNOLOGY	237,171,519

MATERIALS — 7.5%

Containers & Packaging — 3.0%
2,600,000	Smurfit-Stone Container Corp. (a)(b)	48,568,000

Metals & Mining — 4.5%
1,300,000	Barrick Gold Corp. (b)	31,486,000
2,100,000	Placer Dome Inc. (b)	39,606,000

		71,092,000

	TOTAL MATERIALS	119,660,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Capital Fund

Shares	Security	Value
TELECOMMUNICATION SERVICES — 4.5%

Diversified Telecommunication Services — 3.6%
1,378,500	MCI Inc. (b)	$27,790,560
1,200,000	Sprint Corp.	29,820,000

		57,610,560

Wireless Telecommunication Services — 0.9%
500,000	Nextel Communications Inc. Class A (a)	15,000,000

	TOTAL TELECOMMUNICATION SERVICES	72,610,560

UTILITIES — 3.3%

Electric Utilities — 1.1%
500,000	NRG Energy Inc. (a)	18,025,000

Gas Utilities — 1.1%
1,663,500	El Paso Corp. (b)	17,300,400

Multi Utilities — 1.1%
500,000	Sempra Energy (b)	18,340,000

	TOTAL UTILITIES	53,665,400

	TOTAL COMMON STOCK (Cost — $1,281,508,071)	1,546,850,738

Face Amount
CORPORATE BONDS — 0.1%
ENERGY — 0.1%

Energy Equipment & Services — 0.1%
$31,570,000	Friede Goldman Halter, Inc., 4.500% due 12/15/09 (Cost — $11,433,375) (a)(c)	1,973,125

REPURCHASE AGREEMENTS — 3.7%
8,434,000	Goldman Sachs & Co. dated 12/31/04, 2.240% due 1/3/05; Proceeds at maturity — $8,435,574 (Fully collateralized by various U.S. government obligations, 0.000% to 13.875% due 1/15/05 to 4/15/32; Market value — $8,602,688)	8,434,000
25,000,000	Merrill Lynch & Co., Inc. dated 12/31/04, 2.240% due 1/3/05; Proceeds at maturity — $25,004,667 (Fully collateralized by various U.S. government agency obligations, 1.750% to 6.200% due 4/17/06 to 12/30/24; Market value — $25,500,188)	25,000,000
25,000,000	UBS Securities LLC dated 12/31/04, 2.170% due 1/3/05; Proceeds at maturity — $25,004,521 (Fully collateralized by various U.S. government agency obligations and International Bank for Reconstruction and Development Bonds, 0.000% to 8.875% due 1/18/05 to 3/11/31; Market value — $25,500,119)	25,000,000

	TOTAL REPURCHASE AGREEMENTS (Cost — $58,434,000)	58,434,000

	TOTAL INVESTMENTS — 100.3% (Cost — $1,351,375,446*)	1,607,257,863
	Liabilities in Excess of Other Assets — (0.3)%	(4,179,292)

	TOTAL NET ASSETS — 100.0%	$1,603,078,571

Shares
SECURITIES PURCHASED WITH LOANED SECURITIES COLLATERAL
74,337,603	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $74,337,603)	$74,337,603

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan (See Notes 1 and 3).
(c)	Security is currently in default.
#	Security is valued in accordance with fair valuation procedure.
*	Aggregate cost for Federal income tax purposes is $1,351,749,885.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Investors Value Fund

Shares	Security	Value
COMMON STOCK — 94.8%
CONSUMER DISCRETIONARY — 14.7%

Hotels, Restaurants & Leisure — 1.6%
975,900	McDonald’s Corp.	$31,287,354

Household Durables — 1.0%
784,700	Newell Rubbermaid Inc. (a)	18,981,893

Leisure Equipment & Products — 1.3%
1,231,000	Mattel, Inc.	23,992,190

Media — 7.9%
446,790	Comcast Corp., Class A Shares (b)	14,869,171
485,500	Comcast Corp., Special Class A Shares (b)	15,943,820
2,374,100	Liberty Media Corp., Class A Shares (b)	26,067,618
118,785	Liberty Media International, Inc., Class A Shares (a)(b)	5,491,431
1,786,600	The News Corp. Ltd., Class A Shares (a)	33,337,956
1,463,000	Time Warner Inc. (b)	28,440,720
756,900	Viacom Inc., Class B Shares	27,543,591

		151,694,307

Multi-Line Retail — 2.9%
490,000	J.C. Penney Co., Inc.	20,286,000
310,700	Target Corp.	16,134,651
359,300	Wal-Mart Stores, Inc.	18,978,226

		55,398,877

	TOTAL CONSUMER DISCRETIONARY	281,354,621

CONSUMER STAPLES — 6.0%

Food & Drug Retailing — 1.9%
2,065,500	The Kroger Co. (b)	36,228,870

Household Products — 1.1%
331,200	Kimberly-Clark Corp.	21,796,272

Tobacco — 3.0%
928,400	Altria Group, Inc.	56,725,240

	TOTAL CONSUMER STAPLES	114,750,382

ENERGY — 10.7%

Energy Equipment & Services — 3.5%
823,000	ENSCO International Inc.	26,122,020
476,600	GlobalSantaFe Corp.	15,780,226
304,000	Nabors Industries, Ltd. (b)	15,592,160
209,800	Noble Corp. (a)	10,435,452

		67,929,858

Oil & Gas — 7.2%
447,000	BP PLC, ADR	26,104,800
145,000	EOG Resources, Inc.	10,347,200
522,100	Marathon Oil Corp.	19,636,181
662,400	Royal Dutch Petroleum Co. (a)	38,008,512
393,900	Total SA, ADR (a)	43,265,976

		137,362,669

	TOTAL ENERGY	205,292,527

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Investors Value Fund

Shares	Security	Value
FINANCIALS — 26.9%

Banks — 9.5%
1,355,978	Bank of America Corp.	$63,717,406
614,100	The Bank of New York Co., Inc.	20,523,222
833,300	U.S. Bancorp	26,098,956
534,500	Wachovia Corp. (a)	28,114,700
415,500	Washington Mutual, Inc. (a)	17,567,340
396,100	Wells Fargo & Co.	24,617,615

		180,639,239

Diversified Financials — 10.8%
468,400	American Express Co.	26,403,708
406,000	Capital One Financial Corp. (a)	34,189,260
425,100	Freddie Mac	31,329,870
217,000	The Goldman Sachs Group, Inc.	22,576,680
609,660	JPMorgan Chase & Co.	23,782,837
408,700	MBNA Corp.	11,521,253
618,400	Merrill Lynch & Co., Inc.	36,961,768
370,000	Morgan Stanley	20,542,400

		207,307,776

Insurance — 4.2%
642,000	American International Group, Inc.	42,160,140
322,600	Loews Corp.	22,678,780
400,600	The St. Paul Travelers Cos., Inc.	14,850,242

		79,689,162

Real Estate — 2.4%
776,000	Equity Office Properties Trust	22,597,120
650,700	Equity Residential	23,542,326

		46,139,446

	TOTAL FINANCIALS	513,775,623

HEALTHCARE — 6.9%

Pharmaceuticals — 6.9%
566,100	GlaxoSmithKline PLC, ADR (a)	26,827,479
327,900	Johnson & Johnson	20,795,418
264,200	Merck & Co., Inc.	8,491,388
789,800	Pfizer Inc.	21,237,722
1,074,300	Schering-Plough Corp.	22,431,384
744,400	Wyeth	31,703,996

	TOTAL HEALTHCARE	131,487,387

INDUSTRIALS — 8.7%

Aerospace & Defense — 5.2%
539,000	The Boeing Co.	27,904,030
506,000	Lockheed Martin Corp.	28,108,300
500,300	Raytheon Co.	19,426,649
235,500	United Technologies Corp.	24,338,925

		99,777,904

Commercial Services & Supplies — 1.9%
346,100	Avery Dennison Corp.	20,755,617
527,900	Waste Management, Inc.	15,805,326

		36,560,943

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Investors Value Fund

Shares	Security	Value

Industrial Conglomerates — 1.6%
860,100	Honeywell International Inc.	$30,456,141

	TOTAL INDUSTRIALS	166,794,988

INFORMATION TECHNOLOGY — 10.6%

Communications Equipment — 4.4%
652,600	Comverse Technology, Inc. (a)(b)	15,956,070
2,485,200	Nokia Oyj, ADR	38,943,084
8,637,200	Nortel Networks Corp. (b)	30,143,828

		85,042,982

Computers & Peripherals — 3.2%
965,400	Hewlett-Packard Co.	20,244,438
221,600	International Business Machines Corp.	21,845,328
232,100	Lexmark International, Inc. (b)	19,728,500

		61,818,266

Electronic Equipment & Instruments — 1.1%
411,300	Celestica, Inc. (a)(b)	5,803,443
2,727,400	Solectron Corp. (a)(b)	14,537,042

		20,340,485

Software — 1.9%
1,018	Computer Associates International, Inc.	31,619
1,348,300	Microsoft Corp.	36,013,093

		36,044,712

	TOTAL INFORMATION TECHNOLOGY	203,246,445

MATERIALS — 1.3%

Paper & Forest Products — 1.3%
595,800	International Paper Co.	25,023,600

TELECOMMUNICATION SERVICES — 6.8%

Diversified Telecommunication Services — 5.3%
839,940	AT&T Corp. (a)	16,009,256
1,149,600	MCI Inc. (a)	23,175,936
1,098,000	SBC Communications Inc.	28,295,460
858,500	Verizon Communications Inc.	34,777,835

		102,258,487

Wireless Telecommunication Services — 1.5%
944,687	Nextel Communications, Inc., Class A Shares (b)	28,340,610

	TOTAL TELECOMMUNICATION	130,599,097

UTILITIES — 2.2%

Electric Utilities — 1.0%
62,803	FirstEnergy Corp.	2,481,347
521,100	PG&E Corp. (a)(b)	17,342,208

		19,823,555

Gas Utilities — 1.2%
2,175,700	El Paso Corp. (a)	22,627,280

	TOTAL UTILITIES	42,450,835

	TOTAL COMMON STOCK (Cost — $1,460,912,740)	1,814,775,505

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Investors Value Fund

Face Amount	Security	Value
REPURCHASE AGREEMENTS — 4.8%
$40,769,000	Goldman Sachs & Co. dated 12/31/04, 2.240% due 1/3/05; Proceeds at maturity — $40,776,610 (Fully collateralized by various U.S. government obligations, 0.000% to 13.875% due 1/15/05 to 4/15/32; Market value $41,584,421)	$40,769,000
25,000,000	Merrill Lynch & Co., Inc. dated 12/31/04, 2.240% due 1/3/05; Proceeds at maturity — $25,004,667 (Fully collateralized by various U.S. government agency obligations, 1.750% to 6.200%, due 4/17/06 to 12/30/24; Market value $25,500,188)	25,000,000
25,000,000	UBS Securities LLC dated 12/31/04, 2.170% due 1/3/05; Proceeds at maturity — $25,004,521 (Fully collateralized by various U.S. government agency obligations and International Bank for Reconstruction and Development Bonds, 0.000% to 8.875% due 1/18/05 to 3/11/31; Market value $25,500,120)	25,000,000

	TOTAL REPURCHASE AGREEMENTS (Cost — $90,769,000)	90,769,000

	TOTAL INVESTMENTS — 99.6% (Cost — $1,551,681,740*)	1,905,544,505
	Other Assets in Excess of Liabilities — 0.4%	7,798,533

	TOTAL NET ASSETS — 100.0%	$1,913,343,038

Shares
SECURITIES PURCHASED WITH LOANED SECURITIES COLLATERAL
141,509,988	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $141,509,988)	$141,509,988

(a)	All or portion of this security is on loan (See Notes 1 and 3).
(b)	Non income producing security
*	Aggregated cost for Federal income tax purposes is $1,554,388,590.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Large Cap Growth Fund

Shares	Security	Value
COMMON STOCK — 100.0%
CONSUMER DISCRETIONARY — 23.5%

Internet & Catalog Retail — 9.4%
8,600	Amazon.com, Inc. (a)	$380,894
9,600	IAC/InterActiveCorp (a)	265,152

		646,046

Media — 9.5%
16,400	Time Warner Inc. (a)	318,816
3,800	Viacom Inc., Class B Shares	138,282
7,200	The Walt Disney Co.	200,160

		657,258

Specialty Retail — 4.6%
400	Bed Bath & Beyond Inc. (a)	15,932
7,060	The Home Depot, Inc.	301,744

		317,676

	TOTAL CONSUMER DISCRETIONARY	1,620,980

CONSUMER STAPLES — 10.3%

Beverages — 3.2%
5,300	The Coca-Cola Co.	220,639

Food Products — 2.7%
2,700	Wm. Wrigley Jr. Co.	186,813

Personal Products — 4.4%
6,800	The Gillette Co.	304,504

	TOTAL CONSUMER STAPLES	711,956

FINANCIALS — 14.0%

Diversified Financials — 7.5%
4,800	Merrill Lynch & Co., Inc.	286,896
4,101	Morgan Stanley	227,688

		514,584

Insurance — 6.5%
2,800	American International Group, Inc.	183,876
3	Berkshire Hathaway Inc., Class A Shares (a)	263,700

		447,576

	TOTAL FINANCIALS	962,160

HEALTHCARE — 20.5%

Biotechnology — 11.5%
4,230	Amgen Inc. (a)	271,354
3,400	Biogen Idec Inc. (a)	226,474
5,500	Genentech, Inc. (a)	299,420

		797,248

Pharmaceuticals — 9.0%
3,600	Eli Lilly and Co.	204,300
3,050	Johnson & Johnson	193,431
8,236	Pfizer Inc.	221,466

		619,197

	TOTAL HEALTHCARE	1,416,445

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Large Cap Growth Fund

Shares	Security	Value
INDUSTRIALS — 3.4%

Commercial Services & Supplies — 0.4%
1,200	Cendant Corp.	$28,056

Industrial Conglomerates — 3.0%
5,598	General Electric Co.	204,327

	TOTAL INDUSTRIALS	232,383

INFORMATION TECHNOLOGY — 28.3%

Communications Equipment — 10.4%
16,400	CIENA Corp. (a)	54,776
9,210	Cisco Systems, Inc. (a)	177,753
6,600	Juniper Networks, Inc. (a)	179,454
21,900	Lucent Technologies Inc. (a)	82,344
13,000	Motorola, Inc.	223,600

		717,927

Computers & Peripherals — 4.1%
6,630	Dell Inc. (a)	279,388

Internet Software & Services — 0.3%
1,400	Akamai Technologies, Inc. (a)	18,242

Semiconductor Equipment & Products — 9.4%
10,410	Intel Corp.	243,490
9,800	Texas Instruments Inc.	241,276
5,500	Xilinx, Inc.	163,075

		647,841

Software — 4.1%
8,520	Microsoft Corp.	227,569
4,400	Red Hat, Inc. (a)	58,740

		286,309

	TOTAL INFORMATION TECHNOLOGY	1,949,707

	TOTAL COMMON STOCK (Cost — $6,789,738 )	6,893,631

Warrants
WARRANTS — 0.0%
INFORMATION TECHNOLOGY — 0.0%

Communication Services — 0.0%
1,089	Lucent Technologies Inc. (a) — (Cost — $0)	1,721

Face Amount
REPURCHASE AGREEMENT — 1.3%
$92,000	State Street Bank & Trust Co. dated 12/31/04, 1.400% due 1/3/05; Proceeds at maturity $92,011; (Fully collateralized by U.S. Treasury Bond, 9.250% due 2/15/16; Market value — $94,819) (Cost — $92,000)	92,000

	TOTAL INVESTMENTS — 101.3% (Cost — $6,881,738*)	6,987,352
	Liabilities in Excess of Other Assets — (1.3)%	(91,707)

	TOTAL NET ASSETS — 100.0%	$6,895,645

(a)	Non income producing security
*	Aggregate cost for Federal income tax purposes is $7,131,254.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Small Cap Growth Fund

Shares	Security	Value
COMMON STOCK — 91.0%
CONSUMER DISCRETIONARY — 14.0%

Distributors — 0.1%
14,227	Beacon Roofing Supply, Inc. (a)	$282,548

Hotels, Restaurants & Leisure — 3.1%
141,800	Applebee’s International, Inc.	3,750,610
67,400	CBRL Group, Inc. (b)	2,820,690
24,100	CTRIP.com International Ltd., ADR (a)	1,109,082
5,250	eLong Inc. ADR (a)(b)	97,913
84,800	Station Casinos, Inc. (b)	4,636,864
134,300	The Steak ‘n Shake Co. (a)	2,696,744

		15,111,903

Leisure Equipment & Products — 1.5%
214,100	Marvel Enterprises, Inc. (a)	4,384,768
82,300	SCP Pool Corp.	2,625,370

		7,010,138

Media — 3.9%
13,900	Carmike Cinemas, Inc. (b)	507,350
132,300	Citadel Broadcasting Co. (a)(b)	2,140,614
53,000	DreamWorks Animation SKG, Inc. (a)	1,988,030
201,500	R.H. Donnelley Corp. (a)	11,898,575
239,960	UnitedGlobalCom, Inc., Class A Shares (a)	2,318,014

		18,852,583

Specialty Retail — 4.5%
105,700	AnnTaylor Stores Corp. (a)	2,275,721
100,700	Cabelas, Inc., Class A, (a)(b)	2,289,918
235,300	Gymboree Corp. (a)(b)	3,016,546
148,400	Linens ‘n Things, Inc. (a)	3,680,320
73,100	The Men’s Wearhouse, Inc. (a)	2,336,276
75,600	Regis Corp.	3,488,940
90,600	The Sports Authority, Inc. (a)(b)	2,332,950
95,900	West Marine, Inc. (a)(b)	2,373,525

		21,794,196

Textiles & Apparel — 0.9%
100,900	Reebok International Ltd. (b)	4,439,600

	TOTAL CONSUMER DISCRETIONARY	67,490,968

CONSUMER STAPLES — 1.5%

Food & Drug Retailing — 0.3%
50,600	The Pantry, Inc. (a)(b)	1,522,554

Food Products — 0.5%
122,000	The Hain Celestial Group, Inc. (a)(b)	2,521,740

Personal Products — 0.7%
119,300	Nu Skin Enterprises, Inc., Class A Shares	3,027,834

	TOTAL CONSUMER STAPLES	7,072,128

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Small Cap Growth Fund

Shares	Security	Value
ENERGY — 2.9%

Energy Equipment & Services — 1.0%
181,700	Key Energy Services, Inc. (a)	$2,144,060
78,300	Superior Energy Services, Inc. (a)	1,206,603
74,500	Veritas DGC Inc. (a)	1,669,545

		5,020,208

Oil & Gas — 1.9%
45,400	Edge Petroleum Corp. (a)(b)	661,932
51,900	Forest Oil Corp. (a)	1,646,268
172,100	Plains Exploration & Production Co. (a)	4,474,600
75,400	Whiting Petroleum Corp. (a)	2,280,850

		9,063,650

	TOTAL ENERGY	14,083,858

FINANCIALS — 10.2%

Banks — 4.1%
30,500	Banknorth Group, Inc.	1,116,300
14,700	City National Corp.	1,038,555
99,400	Cullen/Frost Bankers, Inc.	4,830,840
46,600	Downey Financial Corp. (b)	2,656,200
75,500	East-West Bancorp, Inc.	3,167,980
32,500	UCBH Holdings, Inc.	1,489,150
89,900	Westamerica Bancorp. (b)	5,242,069

		19,541,094

Diversified Financials — 0.9%
47,100	Affiliated Managers Group, Inc. (a)(b)	3,190,554
27,900	Investors Financial Services Corp. (b)	1,394,442

		4,584,996

Insurance — 2.1%
28,800	Aspen Insurance Holdings Ltd.	706,176
89,500	IPC Holdings, Ltd.	3,894,145
39,600	PartnerRe Ltd.	2,452,824
31,400	Platinum Underwriters Holdings, Ltd.	976,540
153,100	Universal American Financial Corp. (a)	2,368,457

		10,398,142

Real Estate — 3.1%
35,100	Alexandria Real Estate Equities, Inc.	2,612,142
188,100	American Financial Realty Trust	3,043,458
67,800	Ashford Hospitality Trust Inc.	736,986
32,500	BioMed Realty Trust, Inc. (b)	721,825
9,800	Centerpoint Properties Trust	469,322
55,200	Cousins Properties, Inc.	1,670,904
41,500	Gramercy Capital Corp.	854,900
84,300	PS Business Parks, Inc.	3,801,930
36,300	United Dominion Realty Trust, Inc.	900,240

		14,811,707

	TOTAL FINANCIALS	49,335,939

HEALTHCARE — 19.0%

Biotechnology — 8.7%
109,700	Dyax Corp. (a)	792,034
75,000	Onyx Pharmaceuticals, Inc. (a)	2,429,250

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Small Cap Growth Fund

Shares	Security	Value

Biotechnology — 8.7% (continued)
259,600	InterMune, Inc. (a)(b)	$3,442,296
231,604	Ista Pharmaceuticals, Inc. (a)(b)	2,343,832
159,400	Nektar Therapeutics, Inc. (a)(b)	3,226,256
368,400	NPS Pharmaceuticals, Inc. (a)(b)	6,734,352
618,100	Transkaryotic Therapies, Inc. (a)(b)	15,693,559
160,400	United Therapeutics Corp. (a)(b)	7,242,060

		41,903,639

Healthcare Equipment & Supplies — 5.3%
146,000	Advanced Medical Optics, Inc. (a)(b)	6,006,440
200,000	Cytyc Corp. (a)	5,514,000
350,400	DJ Orthopedics, Inc. (a)(b)	7,505,568
259,600	Kyphon, Inc. (a)(b)	6,687,296
13	Lumenis Ltd. (a)	25

		25,713,329

Healthcare Providers & Services — 4.4%
259,600	Apria Healthcare Group, Inc. (a)	8,553,820
158,800	LifePoint Hospitals, Inc. (a)	5,529,416
100,000	PacifiCare Health Systems, Inc. (a)	5,652,000
52,500	WellCare Health Plans, Inc. (a)	1,706,250

		21,441,486

Pharmaceuticals — 0.6%
55,800	Andrx Corp. (a)	1,218,114
90,500	Impax Laboratories, Inc. (a)	1,437,140

		2,655,254

	TOTAL HEALTHCARE	91,713,708

INDUSTRIALS — 6.0%

Commercial Services & Supplies — 2.3%
622,600	Activ Card Corp. (a)	5,541,140
284,500	CSG Systems International, Inc. (a)(b)	5,320,150

		10,861,290

Construction & Engineering — 1.6%
137,400	Chicago Bridge & Iron Co., N.V. NY Shares	5,496,000
158,400	KFX, Inc. (a)(b)	2,299,968

		7,795,968

Machinery — 0.5%
129,800	Stewart & Stevenson Services, Inc.	2,625,854

Trading Companies & Distributors — 1.6%
207,600	MSC Industrial Direct Co., Class A Shares	7,469,448

	TOTAL INDUSTRIALS	28,752,560

INFORMATION TECHNOLOGY — 28.9%

Communications Equipment — 6.9%
3,104,600	ADC Telecommunications, Inc. (a)(b)	8,320,328
907,000	Arris Group, Inc. (a)(b)	6,385,280
134,500	Avocent Corp. (a)(b)	5,449,940
49,300	Inphonic Inc. (a)	1,354,764

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Small Cap Growth Fund

Shares	Security	Value

Communications Equipment — 6.9% (continued)
832,900	Oplink Communications, Inc. (a)(b)	$1,640,813
38,000	Polycom, Inc. (a)	886,160
455,500	Tekelec (a)(b)	9,310,420

		33,347,705

Computers & Peripherals — 2.3%
518,700	Electronics for Imaging, Inc. (a)	9,030,567
143,400	PalmSource, Inc. (a)(b)	1,826,916

		10,857,483

Electronic Equipment & Instruments — 1.5%
133,600	Benchmark Electronics, Inc. (a)	4,555,760
201,600	Plexus Corp. (a)	2,622,816

		7,178,576

Internet Software & Services — 5.7%
364,422	Digitas, Inc. (a)(b)	3,480,230
83,000	Jamdat Mobile, Inc. (a)(b)	1,713,950
181,900	McAfee, Inc. (a)	5,262,367
263,100	RADWARE Ltd (a)	6,874,803
131,400	SINA Corp. (a)(b)	4,212,684
222,000	Sohu.com, Inc. (a)(b)	3,931,620
314,540	WebMethods, Inc. (a)	2,267,834

		27,743,488

IT Consulting & Services — 1.7%
307,500	Ness Technologies, Inc. (a)(b)	4,581,750
128,200	ProQuest Co. (a)(b)	3,807,540

		8,389,290

Semiconductor Equipment & Products — 4.7%
591,800	Adaptec, Inc. (a)(b)	4,491,762
319,700	Chipmos Technologies (Bermuda) Ltd. (a)(b)	2,036,489
163,100	Microsemi Corp. (a)	2,831,416
671,600	RF Micro Devices, Inc. (a)(b)	4,593,744
3,350,500	Zarlink Semiconductor Inc. (a)	8,476,765

		22,430,176

Software — 6.1%
111,400	Ascential Software Corp. (a)	1,816,934
622,400	Borland Software Corp. (a)	7,269,632
21,400	Hyperion Solutions Corp. (a)	997,668
342,200	Informatica Corp. (a)	2,778,664
306,900	NetIQ Corp. (a)(b)	3,747,249
316,100	SkillSoft PLC, ADR (a)(b)	1,785,965
102,800	The9 Limited, ADR (a)	2,428,136
634,900	TIBCO Software, Inc. (a)	8,469,566

		29,293,814

	TOTAL INFORMATION TECHNOLOGY	139,240,532

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Small Cap Growth Fund

Shares	Security	Value
MATERIALS — 4.0%

Chemicals — 2.2%
61,300	Cytec Industries, Inc.	$3,152,046
79,100	Minerals Technologies Inc. (b)	5,275,970
43,600	Valspar Corp.	2,180,436

		10,608,452

Metals & Mining — 1.8%
118,900	Apex Silver Mines Ltd. (a)(b)	2,042,702
169,300	Compass Minerals International Inc.	4,102,139
117,400	Foundation Coal Holdings, Inc. (a)	2,707,244

		8,852,085

	TOTAL MATERIALS	19,460,537

TELECOMMUNICATION SERVICES — 4.5%

Diversified Telecommunication Services — 1.9%
702,200	Cincinnati Bell, Inc. (a)	2,914,130
278,800	Citizens Communications Co.	3,844,652
46,600	Commonwealth Telephone Enterprises, Inc. (a)(b)	2,314,156

		9,072,938

Wireless Telecommunication Services — 2.6%
354,338	Linktone Ltd. ADR (a)	2,976,439
88,600	Nextel Partners, Inc., Class A Shares (a)(b)	1,731,244
139,300	SpectraSite Inc. (a)(b)	8,065,470

		12,773,153

	TOTAL TELECOMMUNICATION SERVICES	21,846,091

	TOTAL COMMON STOCK (Cost — $365,150,143)	438,996,321

Face Amount
REPURCHASE AGREEMENT — 9.5%
$45,535,000	Goldman Sachs & Co. dated 12/31/04, 2.240% due 1/3/05; Proceeds at maturity — $45,543,500 (Fully collateralized by various U.S. government obligations, 0.000% to 13.875% due 1/15/25 to 4/15/32; Market value — $46,445,745) (Cost — $45,535,000)	45,535,000

	TOTAL INVESTMENTS — 100.5% (Cost — $410,685,143*)	484,531,321
	Liabilities in Excess of Other Assets — (0.5%)	(2,280,507)

	TOTAL NET ASSETS — 100.0%	$482,250,814

Shares
SECURITIES PURCHASED WITH LOANED SECURITIES COLLATERAL
98,925,010	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $98,925,010)	$98,925,010

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan (See Notes 1 and 3).
*	Aggregate cost for Federal income tax purpose is $411,451,732.

Abbreviations used in this schedule

ADR — American Depository Receipt

See Notes to Financial Statements.

(This page intentionally left blank.)

Statements of Assets and Liabilities

December 31, 2004

All Cap Value Fund
ASSETS:
Investments, at cost	$10,103,576
Short-term investments, at cost	924,000
Securities purchased with loaned securities collateral, at cost (Notes 1 and 3)	585,925

Investments, at value	$11,954,179
Short-term investments, at value	924,000
Securities purchased with loaned securities collateral, at value (Notes 1 and 3)	585,925
Foreign currency, at value†	—
Cash	88
Dividends and interest receivable	11,920
Receivable for securities sold	10,310
Receivable for Fund shares sold	2,041
Prepaid expenses	19,636

Total Assets	13,508,099

LIABILITIES:
Payable for loaned securities collateral (Notes 1 and 3)	585,925
Payable for securities purchased	25,300
Directors’ fees payable	2,500
Payable for Fund shares reacquired	—
Dividends payable	—
Service and distribution plan fees payable	776
Management fees payable	—
Administration fees payable	—
Due to custodian	—
Deferred dollar roll income	—
Accrued expenses	90,590

Total Liabilities	705,091

Total Net Assets	$12,803,008

NET ASSETS:
Par value of capital shares (Note 8)	$905
Capital paid in excess of par value	11,288,243
Undistributed net investment income	502
Accumulated net investment loss	—
Accumulated net realized gain (loss) from investment transactions and futures contracts	(337,245)
Net unrealized appreciation of investments and futures contracts	1,850,603

Total Net Assets	$12,803,008

Shares Outstanding:
Class A	39,293

Class B	31,536

Class C	26,711

Class O	807,647

Class Y	—

Net Asset Value:
Class A Shares
Net asset value*	$14.12

Maximum offering price, per share (based on maximum sales charges of 5.75%)	$14.98

Class B Shares
Net asset value and offering price per share*	$13.78

Class C Shares
Net asset value and offering price per share*	$13.80

Class O Shares
Net asset value, offering price and redemption price per share	$14.17

Class Y Shares
Net asset value, offering price and redemption price per share	—

†	Foreign currency at cost for the Balanced Fund is $356.
*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

See Notes to Financial Statements.

Balanced Fund	Capital Fund	Investors Value Fund	Large Cap Growth Fund	Small Cap Growth Fund

$110,621,335	$1,292,941,446	$1,460,912,740	$6,789,738	$365,150,143
18,264,000	58,434,000	90,769,000	92,000	45,535,000
8,731,008	74,337,603	141,509,988	—	98,925,010

$120,176,815	$1,548,823,863	$1,814,775,505	$6,895,352	$438,996,321
18,264,000	58,434,000	90,769,000	92,000	45,535,000
8,731,008	74,337,603	141,509,988	—	98,925,010
364	—	—	—	—
—	612	1,121	980	754
790,153	1,619,643	2,322,151	5,005	121,585
524,521	—	357,387	—	5,308,947
—	1,487,145	11,870,767	530	872,854
14,846	33,234	24,522	16,247	16,580

148,501,707	1,684,736,100	2,061,630,441	7,010,114	589,777,051

8,731,008	74,337,603	141,509,988	—	98,925,010
17,084,702	1,507,159	3,058,386	—	6,822,661
1,315	8,125	5,625	818	1,000
229,705	3,790,867	887,286	20,825	1,065,072
232,829	—	—	—	—
61,540	833,322	161,594	4,613	146,422
56,618	754,302	2,309,358	—	311,462
5,147	—	—	300	22,247
85,536	—	—	—	—
16,375	—	—	—	—
89,851	426,151	355,166	87,913	232,363

26,594,626	81,657,529	148,287,403	114,469	107,526,237

$121,907,081	$1,603,078,571	$1,913,343,038	$6,895,645	$482,250,814

$9,306	$53,909	$93,304	$966	$31,471
111,667,919	1,310,989,378	1,542,459,585	10,624,407	400,640,394
447,569	—	189,460	—	244,369
—	—	—	—	—
226,747	36,136,048	16,737,924	(3,835,342)	7,488,402
9,555,540	255,899,236	353,862,765	105,614	73,846,178

$121,907,081	$1,603,078,571	$1,913,343,038	$6,895,645	$482,250,814

4,793,897	11,540,598	15,033,801	263,054	21,163,209

1,854,517	14,307,801	2,154,889	360,121	2,309,411

2,518,640	16,945,851	3,348,563	335,049	4,037,473

139,413	11,112,308	38,495,590	7,862	208,198

—	2,921	34,270,760	—	3,753,000

$13.13	$30.42	$20.55	$7.34	$15.50

$13.93	$32.28	$21.80	$7.79	$16.45

$13.03	$29.01	$20.13	$7.06	$14.55

$13.07	$29.07	$20.20	$7.06	$14.66

$13.26	$30.98	$20.52	$7.34	$15.74

—	$33.05	$20.52	—	$15.51

See Notes to Financial Statements.

Statements of Operations

For the Year Ended December 31, 2004

All Cap Value Fund
INVESTMENT INCOME:
Dividends	$162,042
Interest	7,399
Securities lending (Notes 1 and 3)	1,449
Less: Foreign withholding tax	(1,729)

Total Investment Income	169,161

EXPENSES:
Management fees (Note 2)	90,014
Shareholder communications	41,978
Registration fees	35,523
Audit and tax fees	26,717
Legal fees	25,774
Custody	24,811
Directors’ fees	7,236
Service and distribution plan fees (Note 6)	7,120
Transfer agency services (Note 6)	3,785
Administration fees (Note 2)	3,486
Other	8,200

Total Expenses	274,644
Less: Management fee waivers and expense reimbursements (Note 2)	(117,533)

Net Expenses	157,111

Net Investment Income (Loss)	12,050

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	470,652
Futures contracts	—
Foreign currency transactions	(368)

Net Realized Gain	470,284

Change in Net unrealized Appreciation/Depreciation From:
Investments	254,072
Foreign currencies	—

Net Change in Unrealized Appreciation/Depreciation of Investments and Futures Contracts	254,072

Net Gain (Loss) on Investments, Futures Contracts and Foreign Currencies	724,356

Increase (Decrease) in Net Assets From Operations	$736,406

See Notes to Financial Statements.

Balanced Fund	Capital Fund	Investors Value Fund	Large Cap Growth Fund	Small Cap Growth Fund

$1,778,986	$12,583,917	$41,303,022	$90,620	$3,481,742
2,536,832	2,574,178	1,020,507	928	427,177
11,847	152,610	150,217	65	135,484
(6,460)	(196,901)	(515,325)	—	(2,771)

4,321,205	15,113,804	41,958,421	91,613	4,041,632

681,486	8,952,896	9,383,345	54,804	2,628,470
51,789	497,815	164,006	25,183	180,900
33,312	71,255	50,718	29,443	46,533
35,809	49,125	46,583	29,430	32,018
37,019	154,551	204,698	23,464	73,763
38,366	181,364	128,041	11,568	43,985
9,882	78,628	85,267	5,867	13,208
765,610	9,950,833	1,876,967	60,485	1,571,942
193,345	2,387,218	819,260	28,588	436,986
61,953	—	—	3,862	187,748
10,893	47,672	44,943	3,905	22,337

1,919,464	22,371,357	12,803,828	276,599	5,237,890
(178,780)	—	—	(123,381)	(3,868)

1,740,684	22,371,357	12,803,828	153,218	5,234,022

2,580,521	(7,257,553)	29,154,593	(61,605)	(1,192,390)

3,060,634	191,678,100	98,379,761	400,544	39,089,020
—	—	—	—	1,924,570
356	(4,198)	—	—	—

3,060,990	191,673,902	98,379,761	400,544	41,013,590

2,285,306	11,733,111	54,982,947	(513,847)	18,744,159
60	16,819	—	—	—

2,285,366	11,749,930	54,982,947	(513,847)	18,744,159

5,346,356	203,423,832	153,362,708	(113,303)	59,757,749

$7,926,877	$196,166,279	$182,517,301	$(174,908)	$58,565,359

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended December 31,

	All Cap Value Fund

	2004	2003
OPERATIONS:
Net investment income (loss)	$12,050	$5,852
Net realized gain (loss)	470,284	(273,022)
Net change in unrealized appreciation/depreciation	254,072	3,458,281

Increase in Net Assets From Operations	736,406	3,191,111

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 7):
Net investment income	(16,633)	(6,240)
Net realized gains	—	—
Return of capital	—	—

Decrease in Net Assets From Dividends and Distributions to Shareholders	(16,633)	(6,240)

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares	920,414	462,870
Net asset value of shares issued for reinvestment of dividends	16,633	6,240
Cost of shares reacquired	(384,218)	(101,729)

Increase (Decrease) in Net Assets From Fund Share Transactions	552,829	367,381

Increase in Net Assets	1,272,602	3,552,252
NET ASSETS:
Beginning of year	11,530,406	7,978,154

End of year*	$12,803,008	$11,530,406

*Includes undistributed (overdistributed) net investment income of:	$502	$5,486

See Notes to Financial Statements.

Balanced Fund		Capital Fund

2004	2003	2004	2003

$2,580,521	$2,307,700	$(7,257,553)	$(2,641,091)
3,060,990	1,727,940	191,673,902	(25,577,016)
2,285,366	12,048,062	11,749,930	494,267,836

7,926,877	16,083,702	196,166,279	466,049,729

(2,343,359)	(2,148,351)	—	(709,827)
(3,309,310)	(1,637,657)	(24,879,813)	—
—	—	—	(1,532,526)

(5,652,669)	(3,786,008)	(24,879,813)	(2,242,353)

43,296,680	53,488,683	250,440,206	277,906,621
5,104,585	3,336,625	22,131,147	2,031,063
(50,201,353)	(41,259,952)	(428,294,110)	(239,242,850)

(1,800,088)	15,565,356	(155,722,757)	40,694,834

474,120	27,863,050	15,563,709	504,502,210

121,432,961	93,569,911	1,587,514,862	1,083,012,652

$121,907,081	$121,432,961	$1,603,078,571	$1,587,514,862

$447,569	$371,128	—	—

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended December 31,

	Investors Value Fund

	2004	2003
OPERATIONS:
Net investment income (loss)	$29,154,593	$19,783,523
Net realized gain (loss)	98,379,761	11,014,653
Net change in unrealized appreciation/depreciation	54,982,947	365,047,029
Net realized loss on investments and reimbursement from the Manager related to prospectus restrictions (Note 10)	—	—

Increase (Decrease) in Net Assets From Operations	182,517,301	395,845,205

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 7):
Net investment income	(28,527,990)	(20,792,107)
Net realized gains	(21,478,871)	—

Decrease in Net Assets From Dividends and Distributions to Shareholders	(50,006,861)	(20,792,107)

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares	326,588,064	458,319,138
Net asset value of shares issued for reinvestment of dividends	45,357,075	18,213,407
Cost of shares reacquired	(291,407,743)	(212,653,993)

Increase (Decrease) in Net Assets From Fund Share Transactions	80,537,396	263,878,552

Increase (Decrease) in Net Assets	213,047,836	638,931,650
NET ASSETS:
Beginning of year	1,700,295,202	1,061,363,552

End of year*	$1,913,343,038	$1,700,295,202

* Includes undistributed net investment income of:	$189,460	$53,978

See Notes to Financial Statements.

Large Cap Growth Fund		Small Cap Growth Fund

2004	2003	2004	2003

$(61,605)	$(49,993)	$(1,192,390)	$(2,407,969)
400,544	(378,667)	41,013,590	(5,604,292)
(513,847)	1,803,635	18,744,159	124,575,909
—	—	—	3,282

(174,908)	1,374,975	58,565,359	116,566,930

—	—	—	—
—	—	—	—

—	—	—	—

1,982,132	4,622,666	167,178,779	118,665,998
—	—	—	—
(4,389,010)	(2,921,197)	(98,424,298)	(110,222,169)

(2,406,878)	1,701,469	68,754,481	8,443,829

(2,581,786)	3,076,444	127,319,840	125,010,759

9,477,431	6,400,987	354,930,974	229,920,215

$6,895,645	$9,477,431	$482,250,814	$354,930,974

—	—	$244,369	$64,990

See Notes to Financial Statements.

Financial Highlights

For a share of each class of capital stock outstanding throughout each year or period ended December 31:

All Cap Value Fund
	Class A Shares
	2004	2003	2002(1)
Net Asset Value, Beginning of Period	$13.33	$9.58	$13.30

Income (Loss) From Operations:
Net investment income (loss)(2)	(0.01)	(0.02)	0.02
Net realized and unrealized gain (loss)	0.80	3.77	(3.73)

Total Income (Loss) From Operations	0.79	3.75	(3.71)

Less Distributions From:
Net realized gains	—	—	(0.01)

Total Distributions	—	—	(0.01)

Net Asset Value, End of Period	$14.12	$13.33	$9.58

Total Return(3)	5.9%	39.1%	(27.9)%‡
Net Assets, End of Period (000s)	$555	$441	$119
Ratios to Average Net Assets:
Expenses	1.50%	1.50%	1.50%†
Net investment loss	(0.07)	(0.16)	(0.17)†
Portfolio Turnover Rate	32%	28%	42%
Before applicable waiver of management fee and expenses absorbed by SBAM, expense ratios would have been:	2.71%	2.57%	3.56%†

All Cap Value Fund
	Class B Shares
	2004	2003	2002	2001(4)
Net Asset Value, Beginning of Period	$13.11	$9.49	$13.60	$12.88

Income (Loss) From Operations:
Net investment loss(2)	(0.11)	(0.10)	(0.08)	(0.01)
Net realized and unrealized gain (loss)	0.78	3.72	(4.02)	0.73

Total Income (Loss) From Operations	0.67	3.62	(4.10)	0.72

Less Distributions From:
Net realized gains	—	—	(0.01)	—

Total Distributions	—	—	(0.01)	—

Net Asset Value, End of Period	$13.78	$13.11	$9.49	$13.60

Total Return(3)	5.1%	38.2%	(30.2)%	5.6	%‡
Net Assets, End of Period (000s)	$434	$308	$140	$11
Ratios to Average Net Assets:
Expenses	2.25%	2.25%	2.25%	2.25	%†
Net investment loss	(0.83)	(0.90)	(0.79)	(0.55	)†
Portfolio Turnover Rate	32%	28%	42%	3.51%
Before applicable waiver of management fee and expenses absorbed by SBAM, expense ratios would have been:	3.52%	3.36%	4.37%	3.36	%†

(1)	For the period January 25, 2002 (inception date) to December 31, 2002.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.
(4)	For the period November 8, 2001 (inception date) to December 31, 2001.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of capital stock outstanding throughout each year or period ended December 31:

All Cap Value Fund
	Class C Shares(1)
	2004	2003	2002(2)
Net Asset Value, Beginning of Period	$13.14	$9.51	$13.19

Income (Loss) From Operations:
Net investment loss(3)	(0.08)	(0.10)	(0.08)
Net realized and unrealized gain (loss)	0.74	3.73	(3.59)

Total Income (Loss) From Operations	0.66	3.63	(3.67)

Less Distributions From:
Net realized gains	—	—	(0.01)

Total Distributions	—	—	(0.01)

Net Asset Value, End of Period	$13.80	$13.14	$9.51

Total Return(4)	5.0%	38.2%	(27.9)%‡
Net Assets, End of Period (000s)	$369	$58	$46
Ratios to Average Net Assets:
Expenses	2.25%	2.25%	2.25%†
Net investment loss	(0.65)	(0.90)	(0.83)†
Portfolio Turnover Rate	32%	28%	42%
Before applicable waiver of management fee and expenses absorbed by SBAM, expense ratios would have been:	3.56%	3.52%	4.34%†

All Cap Value Fund
	Class O Shares
	2004	2003	2002	2001(5)
Net Asset Value, Beginning of Period	$13.37	$9.59	$13.62	$12.50

Income (Loss) From Operations:
Net investment income(3)	0.02	0.01	0.01	0.01
Net realized and unrealized gain (loss)	0.80	3.78	(4.02)	1.11

Total Income (Loss) From Operations	0.82	3.79	(4.01)	1.12

Less Distributions From:
Net investment income	(0.02)	(0.01)	(0.01)	—
Net realized gains	—	—	(0.01)	—

Total Distributions	(0.02)	(0.01)	(0.02)	—

Net Asset Value, End of Period	$14.17	$13.37	$9.59	$13.62

Total Return(4)	6.1%	39.5%	(29.5)%	9.0	%‡
Net Assets, End of Period (000s)	$11,445	$10,723	$7,673	$10,893
Ratios to Average Net Assets:
Expenses	1.25%	1.25%	1.25%	1.25	%†
Net investment income	0.16	0.09	0.07	0.45	†
Portfolio Turnover Rate	32%	28%	42%	3.51%
Before applicable waiver of management fee and expenses absorbed by SBAM, expense ratios would have been:	2.20%	2.14%	3.35%	2.36	%†

(1)	Effective April 29, 2004, Class 2 shares were renamed as Class C shares.
(2)	For the period January 17, 2002 (inception date) to December 31, 2002.
(3)	Per share amounts have been calculated using the monthly average shares method.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.
(5)	For the period October 15, 2001 (inception date) to December 31, 2001.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Balanced Fund
	Class A Shares
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$12.89	$11.48	$12.39	$12.84	$12.81

Income (Loss) From Operations:
Net investment income(1)	0.32	0.32	0.39	0.48	0.54
Net realized and unrealized gain (loss)	0.57	1.57	(0.80)	(0.36)	0.44

Total Income (Loss) From Operations	0.89	1.89	(0.41)	0.12	0.98

Less Distributions From:
Net investment income	(0.29)	(0.30)	(0.35)	(0.46)	(0.50)
Net realized gains	(0.36)	(0.18)	(0.15)	(0.11)	(0.45)

Total Distributions	(0.65)	(0.48)	(0.50)	(0.57)	(0.95)

Net Asset Value, End of Year	$13.13	$12.89	$11.48	$12.39	$12.84

Total Return(2)	7.0%	16.9%	(3.3)%	1.0%	7.9%
Net Assets, End of Year (000s)	$62,967	$51,639	$29,341	$25,607	$24,290
Ratios to Average Net Assets:
Expenses	1.04%	0.95%	0.95%	0.95%	0.95%
Net investment income	2.47	2.64	3.24	3.79	4.19
Portfolio Turnover Rate	54%*	93%	36%	55%	28%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, expense ratios would have been:	1.19%	1.27%	1.24%	1.25%	1.18%

Balanced Fund
	Class B Shares
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$12.80	$11.41	$12.32	$12.77	$12.76

Income (Loss) From Operations:
Net investment income(1)	0.21	0.23	0.30	0.39	0.44
Net realized and unrealized gain (loss)	0.58	1.55	(0.79)	(0.35)	0.44

Total Income (Loss) From Operations	0.79	1.78	(0.49)	0.04	0.88

Less Distributions From:
Net investment income	(0.20)	(0.21)	(0.27)	(0.38)	(0.42)
Net realized gains	(0.36)	(0.18)	(0.15)	(0.11)	(0.45)

Total Distributions	(0.56)	(0.39)	(0.42)	(0.49)	(0.87)

Net Asset Value, End of Year	$13.03	$12.80	$11.41	$12.32	$12.77

Total Return(2)	6.2%	15.9%	(4.0)%	0.3%	7.1%
Net Assets, End of Year (000s)	$24,166	$34,972	$44,574	$61,485	$73,311
Ratios to Average Net Assets:
Expenses	1.80%	1.70%	1.70%	1.69%	1.70%
Net investment income	1.64	1.94	2.46	3.05	3.43
Portfolio Turnover Rate	54%*	93%	36%	55%	28%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, expense ratios would have been:	1.94%	2.00%	1.99%	1.88%	1.93%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.
*	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 207%.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Balanced Fund
	Class C Shares(1)
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$12.84	$11.44	$12.35	$12.81	$12.79

Income (Loss) From Operations:
Net investment income(2)	0.22	0.23	0.30	0.38	0.44
Net realized and unrealized gain (loss)	0.57	1.56	(0.79)	(0.35)	0.45

Total Income (Loss) From Operations	0.79	1.79	(0.49)	0.03	0.89

Less Distributions From:
Net investment income	(0.20)	(0.21)	(0.27)	(0.38)	(0.42)
Net realized gains	(0.36)	(0.18)	(0.15)	(0.11)	(0.45)

Total Distributions	(0.56)	(0.39)	(0.42)	(0.49)	(0.87)

Net Asset Value, End of Year	$13.07	$12.84	$11.44	$12.35	$12.81

Total Return(3)	6.2%	16.0%	(4.0)%	0.2%	7.2%
Net Assets, End of Year (000s)	$32,926	$33,069	$18,168	$16,564	$15,496
Ratios to Average Net Assets:
Expenses	1.77%	1.70%	1.70%	1.69%	1.70%
Net investment income	1.71	1.88	2.48	3.03	3.45
Portfolio Turnover Rate	54%*	93%	36%	55%	28%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, expense ratios would have been:	1.92%	1.93%	1.99%	1.84%	1.94%

Balanced Fund
	Class O Shares
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$12.98	$11.56	$12.47	$12.91	$12.88

Income (Loss) From Operations:
Net investment income(2)	0.36	0.36	0.42	0.52	0.58
Net realized and unrealized gain (loss)	0.60	1.57	(0.80)	(0.36)	0.43

Total Income (Loss) From Operations	0.96	1.93	(0.38)	0.16	1.01

Less Distributions From:
Net investment income	(0.32)	(0.33)	(0.38)	(0.49)	(0.53)
Net realized gains	(0.36)	(0.18)	(0.15)	(0.11)	(0.45)

Total Distributions	(0.68)	(0.51)	(0.53)	(0.60)	(0.98)

Net Asset Value, End of Year	$13.26	$12.98	$11.56	$12.47	$12.91

Total Return(3)	7.5%	17.1%	(3.1)%	1.3%	8.1%
Net Assets, End of Year (000s)	$1,848	$1,753	$1,487	$1,150	$1,504
Ratios to Average Net Assets:
Expenses	0.75%	0.70%	0.70%	0.70%	0.70%
Net investment income	2.77	2.92	3.47	4.03	4.45
Portfolio Turnover Rate	54%*	93%	36%	55%	28%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, expense ratios would have been:	0.89%	0.86%	0.99%	0.79%	0.93%

(1)	Effective April 29, 2004, Class 2 shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.
*	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 207%.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Capital Fund
	Class A Shares
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$27.04	$18.87	$25.09	$25.44	$25.29

Income (Loss) From Operations:
Net investment income (loss)(1)	(0.02)	0.05	0.13	0.24	0.17
Net realized and unrealized gain (loss)	3.87	8.18	(6.30)	0.16	4.53

Total Income (Loss) From Operations	3.85	8.23	(6.17)	0.40	4.70

Less Distributions From:
Net investment income	—	(0.02)	(0.05)	(0.20)	(0.13)
Net realized gains	(0.47)	—	—	(0.55)	(4.42)
Capital	—	(0.04)	—	—	—

Total Distributions	(0.47)	(0.06)	(0.05)	(0.75)	(4.55)

Net Asset Value, End of Year	$30.42	$27.04	$18.87	$25.09	$25.44

Total Return	14.2%	43.8%	(24.6)%	1.6%	18.9%
Net Assets, End of Year (000s)	$351,092	$336,324	$219,140	$277,998	$109,786
Ratios to Average Net Assets:
Expenses	1.02%	1.08%	1.12%	1.07%	1.16%
Net investment income (loss)	(0.07)	0.21	0.61	0.94	0.66
Portfolio Turnover Rate	131%	107%	107%	72%	97%

Capital Fund
	Class B Shares
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$26.02	$18.28	$24.45	$24.86	$24.86

Income (Loss) From Operations:
Net investment income (loss)	(0.24)	(0.14)	(0.05)	0.04	(0.04)
Net realized and unrealized gain (loss)	3.70	7.90	(6.12)	0.16	4.46

Total Income (Loss) From Operations	3.46	7.76	(6.17)	0.20	4.42

Less Distributions From:
Net investment income	—	(0.01)	—	(0.06)	—
Net realized gains	(0.47)	—	—	(0.55)	(4.42)
Capital	—	(0.01)	—	—	—

Total Distributions	(0.47)	(0.02)	—	(0.61)	(4.42)

Net Asset Value, End of Year	$29.01	$26.02	$18.28	$24.45	$24.86

Total Return	13.3%	42.5%	(25.2)%	0.8%	18.1%
Net Assets, End of Year (000s)	$415,006	$405,893	$299,391	$363,817	$195,736
Ratios to Average Net Assets:
Expenses	1.85%	1.94%	1.95%	1.86%	1.91%
Net investment income (loss)	(0.90)	(0.65)	(0.22)	0.15	(0.14)
Portfolio Turnover Rate	131%	107%	107%	72%	97%

(1)	Per share amounts have been calculated using the monthly average shares method.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Capital Fund
	Class C Shares(1)
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$26.07	$18.31	$24.50	$24.90	$24.90

Income (Loss) From Operations:
Net investment income (loss)(2)	(0.24)	(0.13)	(0.05)	0.04	(0.03)
Net realized and unrealized gain (loss)	3.71	7.91	(6.14)	0.17	4.45

Total Income (Loss) From Operations	3.47	7.78	(6.19)	0.21	4.42

Less Distributions From:
Net investment income	—	(0.01)	—	(0.06)	—
Net realized gains	(0.47)	—	—	(0.55)	(4.42)
Capital	—	(0.01)	—	—	—

Total Distributions	(0.47)	(0.02)	—	(0.61)	(4.42)

Net Asset Value, End of Year	$29.07	$26.07	$18.31	$24.50	$24.90

Total Return	13.3%	42.5%	(25.3)%	0.8%	18.0%
Net Assets, End of Year (000s)	$492,644	$518,298	$354,434	$389,731	$122,307
Ratios to Average Net Assets:
Expenses	1.83%	1.92%	1.96%	1.84%	1.91%
Net investment income (loss)	(0.88)	(0.63)	(0.22)	0.16	(0.12)
Portfolio Turnover Rate	131%	107%	107%	72%	97%

Capital Fund
	Class O Shares
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$27.42	$19.08	$25.27	$25.61	$25.43

Income (Loss) From Operations:
Net investment income(2)	0.09	0.14	0.23	0.34	0.23
Net realized and unrealized gain (loss)	3.94	8.28	(6.34)	0.16	4.57

Total Income (Loss) From Operations	4.03	8.42	(6.11)	0.50	4.80

Less Distributions From:
Net investment income	—	(0.03)	(0.08)	(0.29)	(0.20)
Net realized gains	(0.47)	—	—	(0.55)	(4.42)
Capital	—	(0.05)	—	—	—

Total Distributions	(0.47)	(0.08)	(0.08)	(0.84)	(4.62)

Net Asset Value, End of Year	$30.98	$27.42	$19.08	$25.27	$25.61

Total Return	14.7%	44.3%	(24.3)%	2.0%	19.2%
Net Assets, End of Year (000s)	$344,239	$294,073	$187,241	$221,979	$227,739
Ratios to Average Net Assets:
Expenses	0.64%	0.65%	0.67%	0.67%	0.90%
Net investment income	0.33	0.64	1.07	1.32	0.84
Portfolio Turnover Rate	131%	107%	107%	72%	97%

(1)	Effective April 29, 2004, Class 2 shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of capital stock outstanding throughout each year or period ended December 31:

Capital Fund
	Class Y Shares
	2004		2003	2002	2001(1)
Net Asset Value, Beginning of Period	$27.46		$19.10	$25.30	$27.48

Income (Loss) From Operations:
Net investment income(2)	0.06		0.15	0.24	0.30
Net realized and unrealized gain (loss)	6.00		8.29	(6.36)	(1.67)

Total Income (Loss) From Operations	6.06		8.44	(6.12)	(1.37)

Less Distributions From:
Net investment income	—		(0.03)	(0.08)	(0.26)
Net realized gains	(0.47)		—	—	(0.55)
Capital	—		(0.05)	—	—

Total Distributions	(0.47)		(0.08)	(0.08)	(0.81)

Net Asset Value, End of Period	$33.05		$27.46	$19.10	$25.30

Total Return	22.1	%(3)	44.4%	(24.3)%	(5.0)%‡
Net Assets, End of Period (000s)	$97		$32,927	$22,807	$44,277
Ratios to Average Net Assets:
Expenses	0.59%		0.63%	0.65%	0.66%†
Net investment income	0.21		0.66	1.07	1.33 †
Portfolio Turnover Rate	131%		107%	107%	72%

(1)	For the period January 31, 2001 (inception date) to December 31, 2001.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Total return for the year was affected by 6.21% due to a significant redemption. If the effect of the redemption was not included, the total return would have been lower.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Investors Value Fund
	Class A Shares
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$19.07	$14.69	$18.97	$20.41	$20.70

Income (Loss) From Operations:
Net investment income(1)	0.29	0.22	0.19	0.14	0.18
Net realized and unrealized gain (loss)	1.70	4.38	(4.31)	(1.02)	2.80

Total Income (Loss) From Operations	1.99	4.60	(4.12)	(0.88)	2.98

Less Distributions From:
Net investment income	(0.28)	(0.22)	(0.16)	(0.14)	(0.19)
Net realized gains	(0.23)	—	—	(0.42)	(3.08)

Total Distributions	(0.51)	(0.22)	(0.16)	(0.56)	(3.27)

Net Asset Value, End of Year	$20.55	$19.07	$14.69	$18.97	$20.41

Total Return	10.5%	31.6%	(21.8)%	(4.4)%	14.9%
Net Assets, End of Year (000s)	$308,990	$270,317	$185,308	$160,688	$72,445
Ratios to Average Net Assets:
Expenses	0.88%	0.96%	0.91%	1.03%	1.00%
Net investment income	1.46	1.32	1.19	0.70	0.85
Portfolio Turnover Rate	36%	34%	44%	43%	75%

Investors Value Fund
	Class B Shares
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$18.70	$14.40	$18.63	$20.09	$20.43

Income (Loss) From Operations:
Net investment income (loss)(1)	0.10	0.07	0.02	(0.03)	0.02
Net realized and unrealized gain (loss)	1.67	4.31	(4.21)	(1.00)	2.77

Total Income (Loss) From Operations	1.77	4.38	(4.19)	(1.03)	2.79

Less Distributions From:
Net investment income	(0.11)	(0.08)	(0.04)	(0.01)	(0.05)
Net realized gains	(0.23)	—	—	(0.42)	(3.08)

Total Distributions	(0.34)	(0.08)	(0.04)	(0.43)	(3.13)

Net Asset Value, End of Year	$20.13	$18.70	$14.40	$18.63	$20.09

Total Return	9.5%	30.5%	(22.5)%	(5.3)%	14.2%
Net Assets, End of Year (000s)	$43,386	$49,915	$54,897	$83,335	$80,960
Ratios to Average Net Assets:
Expenses	1.78%	1.83%	1.85%	1.90%	1.73%
Net investment income (loss)	0.51	0.45	0.13	(0.17)	0.12
Portfolio Turnover Rate	36%	34%	44%	43%	75%

(1)	Per share amounts have been calculated using the monthly average shares method.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Investors Value Fund
	Class C Shares(1)
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$18.76	$14.45	$18.69	$20.13	$20.46

Income (Loss) From Operations:
Net investment income (loss)(2)	0.11	0.08	0.04	(0.03)	0.02
Net realized and unrealized gain (loss)	1.68	4.32	(4.24)	(0.98)	2.78

Total Income (Loss) From Operations	1.79	4.40	(4.20)	(1.01)	2.80

Less Distributions From:
Net investment income	(0.12)	(0.09)	(0.04)	(0.01)	(0.05)
Net realized gains	(0.23)	—	—	(0.42)	(3.08)

Total Distributions	(0.35)	(0.09)	(0.04)	(0.43)	(3.13)

Net Asset Value, End of Year	$20.20	$18.76	$14.45	$18.69	$20.13

Total Return	9.5%	30.5%	(22.5)%	(5.2)%	14.2%
Net Assets, End of Year (000s)	$67,647	$68,296	$53,052	$72,607	$25,580
Ratios to Average Net Assets:
Expenses	1.75%	1.79%	1.78%	1.86%	1.74%
Net investment income (loss)	0.56	0.49	0.22	(0.14)	0.11
Portfolio Turnover Rate	36%	34%	44%	43%	75%

Investors Value Fund
	Class O Shares
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$19.04	$14.66	$18.94	$20.38	$20.69

Income (Loss) From Operations:
Net investment income(2)	0.34	0.26	0.23	0.19	0.24
Net realized and unrealized gain (loss)	1.71	4.39	(4.31)	(1.02)	2.80

Total Income (Loss) From Operations	2.05	4.65	(4.08)	(0.83)	3.04

Less Distributions From:
Net investment income	(0.34)	(0.27)	(0.20)	(0.19)	(0.27)
Net realized gains	(0.23)	—	—	(0.42)	(3.08)

Total Distributions	(0.57)	(0.27)	(0.20)	(0.61)	(3.35)

Net Asset Value, End of Year	$20.52	$19.04	$14.66	$18.94	$20.38

Total Return	10.8%	32.0%	(21.6)%	(4.2)%	15.2%
Net Assets, End of Year (000s)	$789,928	$757,230	$493,344	$665,747	$702,394
Ratios to Average Net Assets:
Expenses	0.60%	0.67%	0.63%	0.74%	0.73%
Net investment income	1.72	1.60	1.37	0.98	1.12
Portfolio Turnover Rate	36%	34%	44%	43%	75%

(1)	Effective April 29, 2004, Class 2 shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of capital stock outstanding throughout each year or period ended December 31:

Investors Value Fund
	Class Y Shares
	2004(1)	2003(1)	2002(1)	2001(2)
Net Asset Value, Beginning of Period	$19.05	$14.66	$18.94	$19.41

Income (Loss) From Operations:
Net investment income	0.34	0.27	0.26	0.08
Net realized and unrealized gain (loss)	1.70	4.39	(4.34)	(0.46)

Total Income (Loss) From Operations	2.04	4.66	(4.08)	(0.38)

Less Distributions From:
Net investment income	(0.34)	(0.27)	(0.20)	(0.09)
Net realized gains	(0.23)	—	—	—

Total Distributions	(0.57)	(0.27)	(0.20)	(0.09)

Net Asset Value, End of Period	$20.52	$19.05	$14.66	$18.94

Total Return	10.8%	32.1%	(21.6)%	(1.9)%‡
Net Assets, End of Period (000s)	$703,392	$554,537	$274,763	$61,002
Ratios to Average Net Assets:
Expenses	0.57%	0.66%	0.59%	0.73%†
Net investment income	1.74	1.62	1.66	0.98 †
Portfolio Turnover Rate	36%	34%	44%	43%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period July 16, 2001 (inception date) to December 31, 2001.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Large Cap Growth Fund
	Class A Shares
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$7.44	$6.13	$8.22	$9.37	$11.18

Income (Loss) From Operations:
Net investment loss(1)	(0.02)	(0.01)	(0.02)	(0.03)	(0.06)
Net realized and unrealized gain (loss)	(0.08)	1.32	(2.07)	(1.12)	(1.73)

Total Income (Loss) From Operations	(0.10)	1.31	(2.09)	(1.15)	(1.79)

Less Distributions From:
Net realized gains	—	—	—	—	(0.02)
Capital	—	—	—	—	(0.00)*

Total Distributions	—	—	—	—	(0.02)

Net Asset Value, End of Year	$7.34	$7.44	$6.13	$8.22	$9.37

Total Return(2)	(1.3)%	21.4%	(25.4)%	(12.3)%	(16.0)%
Net Assets, End of Year (000s)	$1,930	$2,259	$973	$2,236	$2,199
Ratios to Average Net Assets:
Expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment loss	(0.21)	(0.10)	(0.29)	(0.39)	(0.51)
Portfolio Turnover Rate	94%	26%	34%	54%	79%
Before applicable waiver of management fee and expenses absorbed by SBAM, expense ratios would have been:	2.99%	3.16%	3.67%	2.22%	1.88%

Large Cap Growth Fund
	Class B Shares
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$7.21	$5.98	$8.09	$9.29	$11.17

Income (Loss) From Operations:
Net investment loss(1)	(0.07)	(0.06)	(0.07)	(0.10)	(0.14)
Net realized and unrealized gain (loss)	(0.08)	1.29	(2.04)	(1.10)	(1.72)

Total Income (Loss) From Operations	(0.15)	1.23	(2.11)	(1.20)	(1.86)

Less Distributions From:
Net realized gains	—	—	—	—	(0.02)
Capital	—	—	—	—	(0.00)*

Total Distributions	—	—	—	—	(0.02)

Net Asset Value, End of Year	$7.06	$7.21	$5.98	$8.09	$9.29

Total Return(2)	(2.1)%	20.6%	(26.1)%	(12.9)%	(16.6)%
Net Assets, End of Year (000s)	$2,541	$3,393	$2,631	$4,117	$6,709
Ratios to Average Net Assets:
Expenses	2.20%	2.20%	2.20%	2.19%	2.20%
Net investment loss	(1.03)	(0.85)	(1.03)	(1.15)	(1.26)
Portfolio Turnover Rate	94%	26%	34%	54%	79%
Before applicable waiver of management fee and expenses absorbed by SBAM, expense ratios would have been:	3.81%	3.96%	4.44%	2.92%	2.63%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Large Cap Growth Fund
	Class C Shares(1)
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$7.22	$5.99	$8.10	$9.30	$11.16

Income (Loss) From Operations:
Net investment loss(2)	(0.07)	(0.06)	(0.07)	(0.09)	(0.14)
Net realized and unrealized gain (loss)	(0.09)	1.29	(2.04)	(1.11)	(1.70)

Total Income (Loss) From Operations	(0.16)	1.23	(2.11)	(1.20)	(1.84)

Less Distributions From:
Net realized gains	—	—	—	—	(0.02)
Capital	—	—	—	—	(0.00)*

Total Distributions	—	—	—	—	(0.02)

Net Asset Value, End of Year	$7.06	$7.22	$5.99	$8.10	$9.30

Total Return(3)	(2.2)%	20.5%	(26.1)%	(12.9)%	(16.5)%
Net Assets, End of Year (000s)	$2,367	$3,787	$2,786	$3,366	$2,362
Ratios to Average Net Assets:
Expenses	2.20%	2.20%	2.20%	2.19%	2.20%
Net investment loss	(1.04)	(0.85)	(1.01)	(1.14)	(1.27)
Portfolio Turnover Rate	94%	26%	34%	54%	79%
Before applicable waiver of management fee and expenses absorbed by SBAM, expense ratios would have been:	3.84%	4.01%	4.48%	2.95%	2.63%

Large Cap Growth Fund
	Class O Shares
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$7.43	$6.10	$8.17	$9.40	$11.18

Income (Loss) From Operations:
Net investment income (loss)(2)	0.00 *	0.01	(0.00)*	(0.02)	(0.03)
Net realized and unrealized gain (loss)	(0.09)	1.32	(2.07)	(1.21)	(1.73)

Total Income (Loss) From Operations	(0.09)	1.33	(2.07)	(1.23)	(1.76)

Less Distributions From:
Net realized gains	—	—	—	—	(0.02)
Capital	—	—	—	—	(0.00)*

Total Distributions	—	—	—	—	(0.02)

Net Asset Value, End of Year	$7.34	$7.43	$6.10	$8.17	$9.40

Total Return(3)	(1.2)%	21.8%	(25.3)%	(13.1)%	(15.7)%
Net Assets, End of Year (000s)	$58	$38	$11	$20	$1,626
Ratios to Average Net Assets:
Expenses	1.20%	1.20%	1.21%	1.19%	1.20%
Net investment income (loss)	0.03	0.17	(0.04)	(0.18)	(0.25)
Portfolio Turnover Rate	94%	26%	34%	54%	79%
Before applicable waiver of management fee and expenses absorbed by SBAM, expense ratios would have been:	2.80%	3.33%	3.42%	1.76%	1.62%

(1)	Effective April 29, 2004, Class 2 shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Small Cap Growth Fund
	Class A Shares
	2004		2003	2002		2001	2000
Net Asset Value, Beginning of Year	$13.45		$8.91	$13.29		$14.23	$17.23

Income (Loss) From Operations:
Net investment income (loss)(1)	(0.02)		(0.07)	0.02		0.02	(0.04)
Net realized and unrealized gain (loss)	2.07		4.61	(4.39)		(0.96)	2.55

Total Income (Loss) From Operations	2.05		4.54	(4.37)		(0.94)	2.51

Less Distributions From:
Net realized gains	—		—	(0.01)		—	(5.51)

Total Distributions	—		—	(0.01)		—	(5.51)

Net Asset Value, End of Year	$15.50		$13.45	$8.91		$13.29	$14.23

Total Return(2)	15.2%		51.0%	(32.9)%		(6.6)%	14.1%
Net Assets, End of Year (000s)	$327,973		$261,492	$151,393		$198,068	$178,307
Ratios to Average Net Assets:
Expenses	1.21	%(3)	1.29%	0.91	%(3)	1.30%	1.39%
Net investment income (loss)	(0.13)		(0.65)	0.20		0.15	(0.25)
Portfolio Turnover Rate	130%		143%	84%		97%	123%

Small Cap Growth Fund
	Class B Shares
	2004		2003	2002		2001	2000
Net Asset Value, Beginning of Year	$12.74		$8.51	$12.82		$13.85	$17.01

Income (Loss) From Operations:
Net investment loss(1)	(0.13)		(0.14)	(0.08)		(0.07)	(0.17)
Net realized and unrealized gain (loss)	1.94		4.37	(4.22)		(0.96)	2.52

Total Income (Loss) From Operations	1.81		4.23	(4.30)		(1.03)	2.35

Less Distributions From:
Net realized gains	—		—	(0.01)		—	(5.51)

Total Distributions	—		—	(0.01)		—	(5.51)

Net Asset Value, End of Year	$14.55		$12.74	$8.51		$12.82	$13.85

Total Return(2)	14.2%		49.7%	(33.6)%		(7.4)%	13.2%
Net Assets, End of Year (000s)	$33,608		$40,560	$45,653		$77,964	$132,219
Ratios to Average Net Assets:
Expenses	2.09	%(4)	2.13%	1.87	%(4)	2.14%	2.14%
Net investment loss	(1.02)		(1.43)	(0.76)		(0.59)	(1.00)
Portfolio Turnover Rate	130%		143%	84%		97%	123%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.
(3)	The investment manager voluntarily waived a portion of its fee for the year ended December 31, 2004. The actual annualized expense ratio did not change due to these waivers. The investment manager waived all or a portion of its fees for the year ended December 31, 2002. If such fees were not waived, the annualized expense ratio would have been 1.18%.
(4)	The investment manager voluntarily waived a portion of its fee for the year ended December 31, 2004. The actual annualized expense ratio did not change due to these waivers. The investment manager waived all or a portion of its fees for the year ended December 31, 2002. If such fees were not waived, the annualized expense ratio would have been 2.14%.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Small Cap Growth Fund
	Class C Shares(1)
	2004		2003	2002		2001	2000
Net Asset Value, Beginning of Year	$12.83		$8.57	$12.86		$13.88	$17.04

Income (Loss) From Operations:
Net investment loss(2)	(0.12)		(0.15)	(0.05)		(0.08)	(0.17)
Net realized and unrealized gain (loss)	1.95		4.41	(4.23)		(0.94)	2.52

Total Income (Loss) From Operations	1.83		4.26	(4.28)		(1.02)	2.35

Less Distributions From:
Net realized gains	—		—	(0.01)		—	(5.51)

Total Distributions	—		—	(0.01)		—	(5.51)

Net Asset Value, End of Year	$14.66		$12.83	$8.57		$12.86	$13.88

Total Return(3)	14.3%		49.7%	(33.3)%		(7.4)%	13.2%
Net Assets, End of Year (000s)	$59,196		$52,044	$32,369		$27,288	$16,468
Ratios to Average Net Assets:
Expenses	2.01	%(4)	2.06%	1.61	%(4)	2.07%	2.14%
Net investment loss	(0.94)		(1.43)	(0.50)		(0.67)	(1.00)
Portfolio Turnover Rate	130%		143%	84%		97%	123%

Small Cap Growth Fund
	Class O Shares
	2004		2003	2002		2001	2000
Net Asset Value, Beginning of Year	$13.63		$9.01	$13.42		$14.34	$17.29

Income (Loss) From Operations:
Net investment income (loss)(2)	0.02		(0.03)	0.03		0.05	(0.00)*
Net realized and unrealized gain (loss)	2.09		4.65	(4.43)		(0.97)	2.56

Total Income (Loss) From Operations	2.11		4.62	(4.40)		(0.92)	2.56

Less Distributions From:
Net realized gains	—		—	(0.01)		—	(5.51)

Total Distributions	—		—	(0.01)		—	(5.51)

Net Asset Value, End of Year	$15.74		$13.63	$9.01		$13.42	$14.34

Total Return(3)	15.5%		51.3%	(32.8)%		(6.4)%	14.4%
Net Assets, End of Year (000s)	$3,277		$835	$505		$595	$621
Ratios to Average Net Assets:
Expenses	0.95	%(5)	1.09%	0.77	%(5)	1.10%	1.17%
Net investment income (loss)	0.15%		(0.29)	0.30		0.37	(0.01)
Portfolio Turnover Rate	130%		143%	84%		97%	123%

(1)	Effective April 29, 2004, Class 2 shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Performance figures may reflect fee voluntary waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.
(4)	The investment manager voluntarily waived a portion of its fee for the year ended December 31, 2004. The actual annualized expense ratio did not change due to these waivers. The investment manager waived all or a portion of its fee for the year ended December 31, 2002. If such fees were not waived, the annualized expense ratio would have been 1.89%.
(5)	The investment manager voluntarily waived a portion of its fee for the year ended December 31, 2004. The actual annualized expense ratio did not change due to these waivers. The investment manager waived all or a portion of its fees for the year ended December 31, 2002. If such fees were not waived, the annualized expense ratio would have been 1.01%.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of capital stock outstanding throughout each year or period ended December 31, unless otherwise noted:

Small Cap Growth Fund
	Class Y Shares
	2004(1)
Net Asset Value, Beginning of Period	$13.99

Income From Operations:
Net investment income	0.01
Net realized and unrealized gain	1.51

Total Income From Operations	1.52

Less Distributions From:
Net investment income	—
Net realized gains	—

Total Distributions	—

Net Asset Value, End of Period	$15.51

Total Return	10.9	%‡
Net Assets, End of Period (000s)	$58,197
Ratios to Average Net Assets:
Expenses	0.88	%†
Net investment income	0.38	†
Portfolio Turnover Rate	130%

(1)	For the period November 1, 2004 (inception date) to December 31, 2004.
*	Per share amounts have been calculated using the monthly average shares method.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series (“Investment Series”) consists of certain funds of the Salomon Brothers Series Funds Inc (“Series Fund”), the Salomon Brothers Investors Value Fund Inc (“Investors Value Fund”) and the Salomon Brothers Capital Fund Inc (“Capital Fund”).

Salomon Brothers All Cap Value Fund (“All Cap Value Fund”), Salomon Brothers Balanced Fund (“Balanced Fund”), Salomon Brothers Large Cap Growth Fund (“Large Cap Growth Fund”) and Salomon Brothers Small Cap Growth Fund (“Small Cap Growth Fund”), are separate investment funds of the Series Fund, an open-end management investment company, incorporated in Maryland on April 17, 1990.

The Investors Value Fund is a diversified open-end management investment company incorporated in Maryland on April 2, 1958 and the Capital Fund is a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976.

Each fund of the Series Fund, the Investors Value Fund and the Capital Fund are referred to collectively herein as the “Funds”.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a)  Investment Valuation.    Portfolio securities, including options and futures contracts, listed or traded on national securities exchanges, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or if there is no official closing price on that day, at the last sale price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally in the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost which approximates market value.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other things, violation of foreign investment limitations. As a result, an additional class of shares may be created and offered for investment by such companies. The “local” and “foreign” shares’ market values may differ.

Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Investment Manager is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined using fair value procedures established by, and under the supervision of, the Board. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

Notes to Financial Statements

(continued)

(b)  Repurchase Agreements.    When entering into repurchase agreements, it is the Funds’ policy that a custodian take possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c)  Reverse Repurchase Agreements.    Certain Funds may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever a Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and subsequently monitors the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities purchased with the proceeds from the reverse repurchase agreement may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

(d)  Futures Contracts.    Certain Funds may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Funds are required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds’ basis in the contracts.

(e)  Option Contracts.    When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

(f)  Forward Foreign Currency Contracts.    A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

(g)  Lending of Portfolio Securities.    The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations, and receives a lender’s fee. Fees earned by the Funds on securities lending are recorded as investment income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds maintain exposure for the risk of any losses in the investment of amounts received as collateral. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

Notes to Financial Statements

(continued)

(h)  Securities Traded on a To-Be-Announced Basis.    Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities, which have not yet been issued by the issuer. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i)  Mortgage Dollar Roll Transactions.    The Balanced Fund may enter into mortgage dollar roll transactions. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the similar securities.

(j)  Loan Participations.    The Balanced Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“lender”). In connection with purchasing participations, each Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and each Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, each Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, each Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(k)  Security Transactions and Investment Income.    Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including the accretion of discount or amortization of premium, is recorded on the accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Gains or losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Net investment income (other than service and distribution fees and other class specific expenses), unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class’ net assets to the Fund’s total net assets.

(l)  Foreign Currency Translation.    The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rate from that which is due to changes in market prices of the securities.

(m)  Dividends and Distributions to Shareholders.    Dividends from net investment income for the Balanced Fund are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Dividends from net investment income for the All Cap Value Fund, Large Cap Growth Fund and Small Cap Growth Fund, are declared on an annual basis. Dividends from net investment income for the Capital Fund and Investors Value Fund, if any, are declared on a quarterly basis. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

(n)  Class Accounting.    Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of their relative daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

Notes to Financial Statements

(continued)

(o)  Expenses.    Direct expenses are charged to the Fund that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund’s relative net assets.

(p)  Federal and Other Taxes.    It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q)  Reclassification.    GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $33, $161,077, and $491,121 have been reclassified between undistributed net investment income and accumulated net realized gain loss from investment transactions as a result of permanent differences attributable to the tax treatment of distributions from real estate investment trust securities for All Cap Value Fund, Balanced Fund, and Investors Value Fund, respectively. Additionally, $7,261,751 has been reclassified between paid-in capital and accumulated net investment loss as a result of permanent differences attributable to a tax net operating loss for Capital Fund. Also, $61,605 has been reclassified between paid-in capital and accumulated net investment loss as a result of permanent differences attributable to a tax net operating loss for the Large Cap Growth Fund. Additionally, $1,811,562 has been reclassified between paid-in capital and accumulated net investment loss as a result of permanent differences attributable to a tax net operating loss and $439,793 has been reclassified between accumulated net realized gain from investment transactions and options and accumulated net investment loss due to differences in the tax treatment of distributions from Real Estate Investment Trusts for Small Cap Growth Fund. This reclassification has no effect on net assets or net asset values per share.

2. Management Agreement and Other Transactions with Affiliates

Each Fund retains Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), to act as its investment manager, subject to the supervision of the Board of Directors. SBAM furnishes the Investment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund (except the Investors Value Fund) is payable monthly and is based on the following annual percentages of each Fund’s respective average daily net assets: 0.55% for the Balanced Fund, and 0.70% for the Small Cap Growth Fund.

The management fee for Capital fund is calculated in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Fee Rate
First $100 million	1.000%
Next $100 million	0.750%
Next $200 million	0.625%
Next $400 million	0.500%

Prior to August 1, 2004, the management fee for the All Cap Value Fund was calculated at an annual rate of 0.750%. Effective August 1, 2004, the management fee for the All Cap Value Fund, which is calculated daily and payable monthly, is calculated in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Fee Rate
First $1.5 billion	0.75%
Next $0.5 billion	0.70%
Next $0.5 billion	0.65%
Next $1.0 billion	0.60%
Over $3.5 billion	0.50%

Notes to Financial Statements

(continued)

Effective March 1, 2004, the management fee for Large Cap Growth Fund was reduced to an annual rate of 0.70% of the Fund’s average daily net assets. Prior to March 1, 2004, Large Cap Growth Fund paid SBAM a management fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets. Effective August 1, 2004, the management fee for the Large Cap Growth Fund, which is calculated daily and payable monthly, is calculated in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Fee Rate
First $5.0 billion	0.700%
Next $2.5 billion	0.700%
Next $2.5 billion	0.675%
Over $10.0 billion	0.650%

Pursuant to a sub-advisory agreement, SBAM has retained Citi Fund Management Inc. (“CFM”) as sub-adviser to the Large Cap Growth Fund. Subject to the supervision of SBAM, CFM has responsibility for the day-to-day management of the Large Cap Growth Fund’s portfolio. CFM is compensated by SBAM at no additional cost to the Large Cap Growth Fund. Instead, CFM receives a fee from SBAM equal to 0.45% of average daily net assets of the Large Cap Growth Fund.

The Investors Value Fund pays SBAM a base management fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $350 million	0.650%
Next $150 million	0.550%
Next $250 million	0.525%
Next $250 million	0.500%
Over $1 billion	0.450%

At the end of each calendar quarter, for each percentage point of difference between the investment performance of the class of shares of the Investors Value Fund which has the lowest performance for the period and the S&P 500 Index over the last prior 12 month period, this base fee is adjusted upward or downward by the product of (i)  1/4 of 0.01% multiplied by (ii) the average daily net assets of the Investors Value Fund for the 12 month period. If the amount by which the Investors Value Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 0.025%, which would occur if the Investors Value Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For the rolling one year period ended March 31, 2004, the Investors Value Fund exceeded the S&P 500 Index’s performance by approximately 5.27%. For the rolling one year period ended June 30, 2004, the S&P 500 Index exceeded the Investors Value Fund’s performance by approximately 1.13% and in December 31, 2004, the S&P 500 Index exceeded the Investors Value Fund performance by 1.66%. As a result, base management fees were increased, in aggregate, by $78,807 for the year ended December 31, 2004.

For the year ended December 31, 2004, SBAM waived management fees of $90,014, $178,780 and $54,804 for the All Cap Value Fund, Balanced Fund and Large Cap Growth Fund, respectively, and voluntarily absorbed expenses of $27,519 and $68,577 for the All Cap Value Fund and Large Cap Growth Fund, respectively.

Effective August 1, 2004, the voluntary management fees and expenses waiver for the Balanced Fund was terminated.

During the year ended December 31, 2004, SBAM waived a portion of its management fees in the amount $3,868 for the Small Cap Growth Fund which represents the waiver described noted in Note 11.

Notes to Financial Statements

(continued)

SBAM also acts as administrator for the Capital Fund and Investors Value Fund. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup, pursuant to a Sub-Administration Agreement between SBAM and SBFM. The Capital Fund and Investors Value Fund do not pay SBAM an additional fee to act as the administrator.

SBFM acts as administrator for the Balanced Fund and Small Cap Growth Fund. As compensation for its services, the Balanced Fund and Small Cap Growth Fund each pay SBFM a fee calculated at an annual rate of 0.05% of their respective average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Administrator to the Large Cap Growth Fund. Prior to August 1, 2004, the Large Cap Growth Fund paid SBFM a fee calculated at an annual rate of 0.05% of its average daily net assets. Effective August 1, 2004, Large Cap Growth Fund pays an administration fee calculated at an annual rate of 0.05% of the average daily net assets up to $5 billion, 0.025% for the next $5 billion, and 0.00% over $10 billion. The terms of the amended Administration Agreement are the same in all other material respects as those of the current Administration Agreement.

SBFM also acts as the Administrator to the All Cap Value Fund. Prior to August 1, 2004, All Cap Value Fund paid SBFM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee was calculated daily and paid monthly. Effective August 1, 2004, All Cap Value Fund no longer pays SBFM and administrative fee. The terms of the amended Administration Agreement are the same in all other material respects as those of the current Administration Agreement.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor. Each Fund has an agreement with CGM to distribute its shares pursuant to a multiple pricing system.

On February 2, 2004, initial sales charges on Class 2 shares were eliminated. On April 29, 2004, the Funds’ Class 2 shares were renamed as Class C shares.

There is a maximum initial sales charges of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and is reduced over time until no CDSC is incurred after six years. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge. Class O and Y shares have no initial or contingent deferred sales charge.

For the year ended December 31, 2004, sales charges received by CGM and contingent deferred sales charges paid to CGM were:

	Sales Charges		CDSCs
	Class A	Class C	Class A	Class B	Class C
All Cap Value Fund	$14,094	$172	—	$292	$73
Balanced Fund	84,839	12,702	—	55,304	4,979
Capital Fund	1,110,740	128,450	$52	1,182,718	97,947
Investors Value	107,670	12,971	—	101,804	7,236
Large Cap Growth Fund	10,170	1,240	—	5,879	111
Small Cap Growth Fund	173,646	14,149	2,646	93,323	5,979

For the year ended December 31, 2004, brokerage commissions of $100, $1,395, $258,781, $177,871 and $900 were paid by the All Cap Value Fund, Balanced Fund, Capital Fund, Investors Value Fund and Small Cap Growth Fund, respectively, to CGM and its affiliates.

During the year, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the investment manager.

During the year ended December 31, 2004, Citigroup or affiliated entities, held shares of the Funds in non-discretionary nominee accounts on behalf of certain non-affiliated investors.

Notes to Financial Statements

(continued)

3. Investments

During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) were as follows:

	Purchases	Sales
All Cap Value Fund	$3,719,024	$3,910,854

Balanced Fund:
U.S. government securities	$24,929,129	$23,345,772
Other investments	49,447,093	38,516,978

	$74,376,222	$61,862,750

Capital Fund	$1,839,203,909	$1,843,592,757

Investors Value Fund	$670,260,966	$627,805,949

Large Cap Growth Fund	$7,281,172	$9,365,693

Small Cap Growth Fund	$520,047,825	$449,823,386

At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/Depreciation
All Cap Value Fund	$2,238,756	$(426,392)	$1,812,364
Balanced Fund	14,245,524	(4,436,806)	9,808,718
Capital Fund	272,408,468	(16,900,490)	255,507,978
Investors Value Fund	380,281,854	(29,125,939)	351,155,915
Large Cap Growth Fund	518,049	(661,951)	(143,902)
Small Cap Growth Fund	84,996,721	(11,917,132)	73,079,589

At December 31, 2004, the Funds listed below had securities on loan. The market value for the securities on loan was as follows:

Value
All Cap Value Fund	$563,325
Balanced Fund	8,585,625
Capital Fund	73,554,922
Investors Value Fund	138,129,677
Small Cap Growth Fund	96,003,004

At December 31, 2004, the Funds listed below received cash collateral which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio a Rule 2a-7 money market fund, registered under the 1940 Act. The amount of the cash collateral was as follows:

Amount
All Cap Value Fund	$585,925
Balanced Fund	8,731,008
Capital Fund	74,337,603
Investors Value Fund	141,509,988
Small Cap Growth Fund	98,925,010

Notes to Financial Statements

(continued)

At December 31, 2004 the Balanced Fund held TBA securities with a total cost of $16,035,629.

The average monthly balance of dollar rolls outstanding for the Balanced Fund during the year ended December 31, 2004 was approximately $15,042,776. At December 31, 2004, the Balanced Fund had outstanding mortgage dollar rolls with a total cost of $16,035,629.

For the year ended December 31, 2004, the Balanced Fund recorded interest income of $528,189, related to such dollar rolls.

4. Fund Investment Risks

Credit and Market Risk.    Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Financial Instruments with Off-Balance Sheet Risk.    Certain Funds enter into forward foreign currency contracts (“forward contracts”) to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Funds enter into futures contracts typically to hedge a portion of the portfolio. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payment required for a future transaction. The risks of entering into futures contracts exceed the related amounts included in the Statement of Operations and Statement of Assets and Liabilities.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Consistent with their objective to seek high current income, certain Funds may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

5. Line of Credit

The Balanced Fund and Small Cap Growth Fund, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $100 million. Interest on borrowing, if any, is charged to the specific fund

Notes to Financial Statements

(continued)

executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2004, the commitment fee allocated to the Balanced Fund and Small Cap Growth Fund was $3,808 and $11,388, respectively. Since the line of credit was established there have been no borrowings. At their meeting held on December 9, 2004, the Board of Directors approved and secured an increase in the line of credit to $150 million; this increase in the line of credit was secured as of December 31, 2004.

The Capital Fund and Investors Value Fund entered into an agreement with various financial institutions which allows the funds collectively to borrow up to $200 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2004, the commitment fee allocated to each Fund was $84,625.

6. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution and Service Plan, each Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. Each Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended December 31, 2004, total Rule 12b-1 Distribution and Service Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
All Cap Value Fund	$1,344	$3,844	$1,932
Balanced Fund	151,996	272,480	341,134
Capital Fund	873,963	4,015,361	5,061,509
Investors Value Fund	740,381	449,185	687,401
Large Cap Growth Fund	5,421	27,617	27,447
Small Cap Growth Fund	688,240	349,861	533,841

For the year ended December 31, 2004, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C	Class O	Class Y
All Cap Value Fund	$1,443	$1,263	$733	$346	—
Balanced Fund	92,169	58,113	41,991	1,072	—
Capital Fund	478,356	846,941	1,028,115	33,525	$281
Investors Value Fund	296,037	128,158	148,161	242,164	4,740
Large Cap Growth Fund	6,727	10,357	11,306	198	—
Small Cap Growth Fund	246,793	93,564	95,074	1,524	31

Notes to Financial Statements

(continued)

7. Distributions Paid to Shareholders by Class

	Year Ended December 31, 2004	Year Ended December 31, 2003
All Cap Value Fund:
Class O
Net investment income	$16,633	$6,240

Balanced Fund:
Class A
Net investment income	$1,356,816	$937,552
Net realized gains	1,692,444	631,483

Total	$3,049,260	$1,569,035

Class B
Net investment income	$416,391	$749,765
Net realized gains	672,325	569,882

Total	$1,088,716	$1,319,647

Class C
Net investment income	$526,829	$417,081
Net realized gains	895,817	412,168

Total	$1,422,646	$829,249

Class O
Net investment income	$43,323	$43,953
Net realized gains	48,724	24,124

Total	$92,047	$68,077

Capital Fund:
Class A
Net investment income	—	$221,852
Net realized gains	$5,345,434	—
Capital	—	478,980

Total	$5,345,434	$700,832

Class B
Net investment income	—	$89,605
Net realized gains	$6,601,714	—
Capital	—	193,459

Total	$6,601,714	$283,064

Class C
Net investment income	—	$105,057
Net realized gains	$7,846,735	—
Capital	—	226,820

Total	$7,846,735	$331,877

Class O
Net investment income	—	$261,526
Net realized gains	$5,084,584	—
Capital	—	564,637

Total	$5,084,584	$826,163

Notes to Financial Statements

(continued)

	Year Ended December 31, 2004	Year Ended December 31, 2003
Class Y
Net investment income	—	$31,787
Net realized gains	$1,346	—
Capital	—	68,630

Total	$1,346	$100,417

Investors Value Fund:
Class A
Net investment income	$4,190,686	$2,906,985
Net realized gains	3,649,577	—

Total	$7,840,263	$2,906,985

Class B
Net investment income	$220,687	$251,453
Net realized gains	504,516	—

Total	$725,203	$251,453

Class C
Net investment income	$371,783	$333,731
Net realized gains	785,564	—

Total	$1,157,347	$333,731

Class O
Net investment income	$12,677,448	$10,378,703
Net realized gains	8,915,919	—

Total	$21,593,367	$10,378,703

Class Y
Net investment income	$11,067,386	$6,921,235
Net realized gains	7,623,295	—

Total	$18,690,681	$6,921,235

Notes to Financial Statements

(continued)

8. Capital Stock

At December 31, 2004, the Series Fund had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share. The Investors Value Fund had 1,000,000,000 shares of authorized capital stock, par value $0.001 per share. The Capital Fund had 1,000,000,000 shares of authorized capital stock, par value $0.001 per share. Effective April 29, 2004, the Funds renamed Class 2 shares as Class C shares.

Transactions in Fund shares for the periods indicated were as follows:

	All Cap Value Fund				Balanced Fund
	Year Ended December 31, 2004		Year Ended December 31, 2003		Year Ended December 31, 2004		Year Ended December 31, 2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Shares sold	28,894	$375,892	25,417	$315,975	2,622,352	$33,798,440	2,512,624	$30,423,169
Shares issued on reinvestment	—	—	—	—	211,214	2,744,666	115,624	1,410,972
Shares reacquired	(22,650)	(298,156)	(4,809)	(61,153)	(2,046,099)	(26,423,247)	(1,177,408)	(14,199,670)

Net Increase	6,244	$77,736	20,608	$254,822	787,467	$10,119,859	1,450,840	$17,634,471

Class B
Shares sold	8,956	$122,026	11,971	$127,895	308,946	$3,967,017	694,556	$8,350,663
Shares issued on reinvestment	—	—	—	—	73,767	952,630	93,027	1,114,858
Shares reacquired	(929)	(12,208)	(3,251)	(37,334)	(1,260,015)	(16,192,394)	(1,963,678)	(23,577,720)

Net Increase (Decrease)	8,027	$109,818	8,720	$90,561	(877,302)	$(11,272,747)	(1,176,095)	$(14,112,199)

Class C†
Shares sold	25,321	$332,984	—	—	425,759	$5,514,480	1,214,134	$14,684,007
Shares issued on reinvestment	—	—	—	—	103,301	1,337,561	62,344	759,755
Shares reacquired	(3,042)	(41,087)	(401)	$(3,242)	(586,436)	(7,558,113)	(288,758)	(3,476,930)

Net Increase (Decrease)	22,279	$291,897	(401)	$(3,242)	(57,376)	$(706,072)	987,720	$11,966,832

Class O
Shares sold	6,689	$89,512	1,519	$19,000	1,224	$16,743	2,621	$30,844
Shares issued on reinvestment	1,223	16,633	545	6,240	5,321	69,728	4,182	51,040
Shares reacquired	(2,329)	(32,767)	—	—	(2,112)	(27,599)	(447)	(5,632)

Net Increase	5,583	$73,378	2,064	$25,240	4,433	$58,872	6,356	$76,252

†	On April 29, 2004, Class 2 shares were renamed as Class C shares.

Notes to Financial Statements

(continued)

	Capital Fund				Investors Value Fund
	Year Ended December 31, 2004		Year Ended December 31, 2003		Year Ended December 31, 2004		Year Ended December 31, 2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Shares sold	3,518,748	$98,891,107	5,334,794	$117,292,346	4,713,544	$92,111,353	7,620,978	$124,641,097
Shares issued on reinvestment	157,552	4,750,189	32,197	609,166	378,070	7,587,556	169,442	2,805,872
Shares reacquired	(4,574,953)	(127,684,632)	(4,539,991)	(98,795,290)	(4,231,183)	(83,251,510)	(6,234,542)	(99,494,210)

Net Increase (Decrease)	(898,653)	$(24,043,336)	827,000	$19,106,222	860,431	$16,447,399	1,555,878	$27,952,759

Class B
Shares sold	1,422,996	$38,491,917	1,877,645	$40,981,230	268,275	$5,117,541	265,706	$4,241,099
Shares issued on reinvestment	192,210	5,526,055	12,693	232,657	31,771	632,075	13,605	216,291
Shares reacquired	(2,907,591)	(77,837,858)	(2,671,842)	(55,789,719)	(815,121)	(15,605,065)	(1,422,306)	(22,195,532)

Net Decrease	(1,292,385)	$(33,819,886)	(781,504)	$(14,575,832)	(515,075)	$(9,855,449)	(1,142,995)	$(17,738,142)

Class C†
Shares sold	2,589,198	$69,998,829	3,731,214	$81,799,915	469,359	$9,016,197	1,468,950	$23,323,178
Shares issued on reinvestment	239,254	6,895,359	15,909	292,085	53,619	1,069,472	19,103	306,058
Shares reacquired	(5,763,060)	(154,157,235)	(3,224,933)	(67,592,562)	(815,509)	(15,664,489)	(1,519,167)	(23,628,620)

Net Increase (Decrease)	(2,934,608)	$(77,263,047)	522,190	$14,499,438	(292,531)	$(5,578,820)	(31,114)	$616

Class O
Shares sold	1,501,493	$43,058,253	1,654,495	$37,830,877	1,325,747	$25,812,947	8,792,535	$130,600,285
Shares issued on reinvestment	161,557	4,958,198	41,649	796,738	869,267	17,377,135	478,347	7,963,914
Shares reacquired	(1,274,015)	(35,705,008)	(786,867)	(17,060,258)	(3,463,908)	(67,216,314)	(3,155,573)	(51,474,451)

Net Increase (Decrease)	389,035	$12,311,443	909,277	$21,567,357	(1,268,894)	$(24,026,232)	6,115,309	$87,089,748

Class Y
Shares sold	3	$100	88	$2,253	9,912,308	$194,530,026	10,925,578	$175,513,479
Shares issued on reinvestment	41	1,346	5,244	100,417	935,775	18,690,837	416,497	6,921,272
Shares reacquired	(1,196,269)	(32,909,377)	(203)	(5,021)	(5,690,802)	(109,670,365)	(966,305)	(15,861,180)

Net Increase (Decrease)	(1,196,225)	$(32,907,931)	5,129	$97,649	5,157,281	$103,550,498	10,375,770	$166,573,571

†	On April 29, 2004, Class 2 shares were renamed as Class C shares.

Notes to Financial Statements

(continued)

	Large Cap Growth Fund				Small Cap Growth Fund
	Year Ended December 31, 2004		Year Ended December 31, 2003		Year Ended December 31, 2004		Year Ended December 31, 2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Shares sold	100,190	$711,811	201,730	$1,331,429	6,797,831	$95,649,863	9,318,627	$98,001,012
Shares issued on reinvestment	—	—	—	—	—	—	—	—
Shares reacquired	(140,791)	(1,018,561)	(56,897)	(376,044)	(5,078,054)	(70,118,730)	(6,862,091)	(71,871,999)

Net Increase (Decrease)	(40,601)	$(306,750)	144,833	$955,385	1,719,777	$25,531,133	2,456,536	$26,129,013

Class B
Shares sold	71,536	$506,008	184,582	$1,246,184	291,444	$3,812,847	378,794	$4,002,131
Shares issued on reinvestment	—	—	—	—	—	—	—	—
Shares reacquired	(181,802)	(1,277,174)	(153,853)	(1,011,280)	(1,165,397)	(15,150,658)	(2,556,971)	(24,927,521)

Net Increase (Decrease)	(110,266)	(771,166)	30,729	$234,904	(873,953)	$(11,337,811)	(2,178,177)	$(20,925,390)

Class C†
Shares sold	102,621	$743,338	300,920	$2,020,053	840,772	$11,058,784	1,162,474	$12,152,930
Shares issued on reinvestment	—	—	—	—	—	—	—	—
Shares reacquired	(292,378)	(2,093,275)	(241,263)	(1,531,716)	(860,930)	(11,200,983)	(883,890)	(8,989,520)

Net Increase (Decrease)	(189,757)	$(1,349,937)	59,657	$488,337	(20,158)	$(142,199)	278,584	$3,163,410

Class O
Shares sold	2,770	$20,975	3,688	$25,000	234,347	$3,357,639	463,221	$4,509,925
Shares issued on reinvestment	—	—	—	—	—	—	—	—
Shares reacquired	—	—	(354)	(2,157)	(87,434)	(1,180,351)	(457,970)	(4,433,129)

Net Increase	2,770	$20,975	3,334	$22,843	146,913	$2,177,288	5,251	$76,796

Class Y‡
Shares sold	—	—	—	—	3,804,485	$53,299,646	—	—
Shares reacquired	—	—	—	—	(51,485)	(773,576)	—	—

Net Increase	—	—	—	—	3,753,000	$52,526,070	—	—

†	On April 29, 2004, Class 2 shares were renamed as Class C shares.
‡	For Class Y shares, transactions are for the period November 1, 2004 (inception date) to December 31, 2004.

9. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2004 were as follows:

	All Cap Value Fund	Balanced Fund	Capital Fund	Investors Value Fund
Distributions paid from:
Ordinary income	$16,633	$3,248,478	—	$28,527,990
Net long-term capital gains	—	2,404,191	$24,879,813	21,478,871

Total Distributions Paid	$16,633	$5,652,669	$24,879,813	$50,006,861

Notes to Financial Statements

(continued)

The tax character of distributions paid during the fiscal year ended December 31, 2003 were as follows:

	All Cap Value Fund	Balanced Fund	Capital Fund	Investors Value Fund
Distributions paid from:
Ordinary income	$6,240	$3,143,226	$709,827	$20,792,107
Net long-term capital gains	—	642,782	—	—
Tax return of capital	—	—	1,532,526	—

Total Distributions Paid	$6,240	$3,786,008	$2,242,353	$20,792,107

For the fiscal year ended December 31, 2003 and December 31, 2004, the Large Cap Growth Fund and Small Cap Growth Fund did not make any distributions.

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

	All Cap Value Fund	Balanced Fund	Capital Fund	Investors Value Fund	Large Cap Growth Fund	Small Cap Growth Fund
Undistributed ordinary income	$338	$80,250	—	—	—	—
Undistributed long-term capital gains	—	306,585	$36,510,487	$20,496,047	—	$8,412,699

Total undistributed earnings	338	386,835	36,510,487	20,496,047	—	8,412,699
Capital loss carryforward(1)	(251,772)	—	—	—	$(3,560,121)	—
Other book/tax temporary differences(2)	(47,070)	34,243	—	(861,813)	(25,705)	86,661
Unrealized appreciation (depreciation)(3)	1,812,364	9,808,778	255,524,797	351,155,915	(143,902)	73,079,589

Total accumulated earnings (losses)	$1,513,860	$10,229,856	$292,035,284	$370,790,149	$(3,729,728)	$81,578,949

(1)	On December 31, 2004 the Funds had net capital loss carryforwards as follows:

Year of Expiration	All Cap Value Fund	Large Cap Growth Fund
12/31/2008	—	$383,879
12/31/2009	—	1,403,182
12/31/2010	—	1,289,656
12/31/2011	$251,772	483,404

	$251,772	$3,560,121

These amounts will be available to offset any future taxable capital gains.

(2)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items and the difference in book/tax treatment of an accrual on dividends received from Real Estate Investment Trusts Securities.
(3)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax cost basis on real-estate investment trusts and other book/tax basis adjustments.

10. Prospectus Restriction

The Fund has an investment policy of investing at least 80% of its net assets in equity securities of small cap companies and related investments. Effective November 1, 2004, the Fund defines small cap companies to be those with capitalization values

Notes to Financial Statements

(continued)

not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalization no longer meet this definition after purchase by the Fund still will be considered to be securities of small capitalization companies for purpose of the Fund’s 80% investment policy. Formally, the Fund considered small cap companies to be those with market capitalizations within the range of the market capitalizations of the companies in the Russell 2000 Growth Index (“Index”) at the time of investment. Subsequent to a reconstitution of the Russell 2000 Growth Index in July 2003, the Fund purchased securities of certain companies with market capitalizations that were not similar to the companies in the Russell 2000 Growth Index, resulting in less than 80% of the Fund’s net assets being invested in equity securities of small cap companies and related investments for a period of time.

During the year ended December 31, 2003, the Small Cap Growth Fund sold certain securities of issuers with market capitalizations not similar to the companies in the Index to achieve compliance with its investment policy, resulting in a net realized loss to the Fund of $8,427. The Manager reimbursed the Small Cap Growth Fund for losses on investments that were acquired in violation of its investment policy in the amount of $11,709.

11. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Notes to Financial Statements

(continued)

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. The Funds did not implement the contractual arrangement described above and will not receive any payments.

12. Legal Matters

Beginning in June, 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorney’s fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

Report of Independent Registered Public Accounting Firm

To the Boards of Directors of

Salomon Brothers Series Funds Inc

Salomon Brothers Capital Fund Inc

Salomon Brothers Investors Value Fund Inc

and Shareholders of

Salomon Brothers All Cap Value Fund

Salomon Brothers Balanced Fund

Salomon Brothers Capital Fund Inc

Salomon Brothers Investors Value Fund Inc

Salomon Brothers Large Cap Growth Fund

Salomon Brothers Small Cap Growth Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers All Cap Value Fund, Salomon Brothers Balanced Fund, Salomon Brothers Large Cap Growth Fund, and Salomon Brothers Small Cap Growth Fund (four of the portfolios constituting Salomon Brothers Series Funds Inc), and Salomon Brothers Capital Fund Inc, and Salomon Brothers Investors Value Fund Inc (collectively hereafter referred to as the “Funds”) at December 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 18, 2005

Additional Information

(unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Series Funds Inc, Salomon Brothers Investors Value Fund Inc and Salomon Brothers Capital Fund Inc (each a “Company” and together, the “Companies”) are managed under the direction of its Board of Directors. Information pertaining to the Directors and Officers of the Companies is set forth below. Unless otherwise noted, each person listed below holds his or her position with all of the Companies. The Statement of Additional Information includes additional information about Company Directors and is available, without charge, upon request by calling the Company’s transfer agent at 1-800-446-1013.

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Andrew L. Breech(2),(3) 2120 Wilshire Blvd. Santa Monica, CA 90403 Year of Birth: 1952	Director	Since 1991	President, Dealer Operating Control Service, Inc.	3	None

Carol L. Colman(1) Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Year of Birth: 1946	Director	Since 1998	President, Colman Consulting Co.	37	None

Daniel Cronin(1) 24 Woodlawn Avenue New Rochelle, NY 10804 Year of Birth: 1946	Director	Since 1998	Retired; formerly Associate General Counsel, Pfizer Inc.	34	None

William R. Dill(2),(3) 25 Birch Lane Cumberland Foreside, ME 04110 Year of Birth: 1930	Director	Since 1985	Retired	3	None

Leslie H. Gelb(1) 150 East 69th Street New York, NY 10021 Year of Birth: 1937	Director	Since 2002	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Advantage Advisers, Inc (“Advantage”)

Louis P. Mattis(2),(3) 446 Oak Ridge Rd. Snowmass Village, CO 81615 Year of Birth: 1941	Director	Since 1986	Principal, Mattis & Co. LLP	3	Director of Epgenix

William R. Hutchinson(1) 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Year of Birth: 1942	Director	Since 2003	President, WR Hutchinson & Associates, Inc. (consultant); Group Vice President, Mergers & Acquisitions, BP p.l.c.	44	Director, Associated Banc-Corp.

Additional Information

(unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Dr. Riordan Roett(1) The Johns Hopkins University 1710 Massachusetts Ave., NW Washington, DC 20036 Year of Birth: 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse(1) Tufts University The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02115 Year of Birth: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University; Former Fulbright Distinguished Chair in Comparative Law, University of Trento, Italy	34	Director of two registered investment companies advised by Advantage

Thomas F. Schlafly(2),(3) 720 Olive Street St. Louis, MO 63101 Year of Birth: 1948	Director	Since 1986	Of Counsel to Blackwell Sanders Peper Martin LLP; President, The Saint Louis Brewery, Inc.	3	None

Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	219	N/A

Additional Information

(unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Year of Birth: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Year of Birth: 1957	Chief Financial Officer and Treasurer Controller	Since 2004 1999	Director of CGM: Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 1999 to 2004)	N/A	N/A

Robert E. Amodeo(1) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1964	Executive Vice President	Since 2002	Managing Director (since 2002) and Director (from 1999 to 2002), Salomon Brothers Asset Management Inc (“SBAM”) and CAM	N/A	N/A

Charles K. Bardes(1) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1959	Executive Vice President	Since 1998	Director of SBAM	N/A	N/A

Kevin Caliendo(3) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1970	Executive Vice President	Since 2004	Director of SBAM	N/A	N/A

James E. Craige, CFA(1) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1967	Executive Vice President	Since 1995	Managing Director of SBAM since 2001, Director of SBAM and CGM prior to 2001	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Thomas A. Croak(1) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1961	Executive Vice President	Since 1998	Director of SBAM	N/A	N/A

Robert Feitler(1) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1959	Executive Vice President	Since 2004	Director of SBAM	N/A	N/A

Thomas K. Flanagan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1953	Executive Vice President	Since 1995	Managing Director of SBAM	N/A	N/A

Vincent Gao, CFA(1) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1974	Executive Vice President	Since 2004	Director of SBAM	N/A	N/A

John G. Goode(1) CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Year of Birth: 1944	Executive Vice President	Since 2002	Managing Director of SBAM	N/A	N/A

Peter J. Hable(1) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1958	Executive Vice President	Since 2002	Managing Director of SBAM	N/A	N/A

Kevin Kennedy(1) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1954	Executive Vice President	Since 1996	Managing Director of SBAM	N/A	N/A

Roger M. Lavan, CFA(1) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1963	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Mark J. McAllister, CFA(2) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1962	Executive Vice President	Since 2000	Managing Director of SBAM; Executive VP JLW Capital Management Inc. — March 1998 to May 1999; prior to March 1998 VP at Cohen & Steers Capital Management, Inc.	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Michael McElroy(1) Citigroup Centre Canada Square London E14 5LB England Year of Birth: 1965	Executive Vice President	Since 2004	Managing Director of SBAM	N/A	N/A

Maureen O’Callaghan(1) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1964	Executive Vice President	Since 1997	Managing Director (since January 2001) and Previously Director and Vice President (prior to 2001) of SBAM	N/A	N/A

Beth A. Semmel, CFA(1) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1960	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Peter J. Wilby, CFA(1) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1958	Executive Vice President	Since 1995	Managing Director of SBAM	N/A	N/A

George J. Williamson(1) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1933	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1962	Chief Compliance Officer Chief Anti-Money Laundering Compliance Officer	Since 2004 Since 2002	Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000)	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 Year of Birth: 1964	Controller	Since 2004	Vice President of CAM (since 2003); Controller of certain mutual funds associated with Citigroup; Assistant Controller of CAM (from 2002 to 2004); Accounting Manager with CAM (from 1998 to 2002).	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Year of Birth: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM; Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Director holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, and (2) a Director resigns or his or her term as a Director is terminated in accordance with the applicable Fund’s by-laws. The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
**	Mr. Gerken is an “interested person” of the Companies as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
(1)	Salomon Brothers Series Funds Inc only.
(2)	Salomon Brothers Investors Value Fund Inc only.
(3)	Salomon Brothers Capital Fund Inc only.

Important Tax Information

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2004:

	All Cap Value Fund	Balanced Fund	Capital Fund	Investors Value Fund
Record Date: Payable Date:	07/28/2004; 12/10/2004 07/30/2004; 12/13/2004	Daily Daily	— —	Quarterly Quarterly
Qualified Dividend Income for Individuals	100.00%	30.48%	—	100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%	19.94%	—	100.00%
Interest from Federal Obligations	—	7.34%	—	—

Record Date: Payable Date:		7/27/2004 7/30/2004	— —	— —
Long-Term Capital Gain per share	—	$0.031100	—	—

Record Date: Payable Date:		12/28/2004 12/31/2004	12/14/2004 12/15/2004	12/14/2004 12/15/2004
Long-Term Capital Gain per share	—	$0.228600	$0.467100	$0.225900

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Salomon Brothers Investment Series

INVESTMENT MANAGER

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT

PFPC Inc.

P.O. Box 9764

Providence, Rhode Island 02940-9764

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3909

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

DIRECTORS

Andrew L. Breech*,***

Carol L. Colman

Daniel P. Cronin**

William R. Dill*,***

Leslie H. Gelb**

R. Jay Gerken, CFA

William R. Hutchinson

Louis P. Mattis*,***

Dr. Riordan Roett**

Jeswald W. Salacuse**

Thomas F. Schlafly*,***

OFFICERS

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

Frances M. Guggino

Chief Financial Officer and Treasurer

Robert E. Amodeo**

Executive Vice President

OFFICERS (continued)

Charles K. Bardes**

Executive Vice President

Kevin Caliendo***,****

Executive Vice President

James E. Craige, CFA**

Executive Vice President

Robert Feitler**

Executive Vice President

Thomas K. Flanagan, CFA**

Executive Vice President

Vincent Gao, CFA**

Executive Vice President

John G. Goode**

Executive Vice President

Peter J. Hable**

Executive Vice President

Kevin Kennedy**

Executive Vice President

Roger M. Lavan, CFA**

Executive Vice President

Mark J. McAllister,CFA*,**

Executive Vice President

Michael McElroy**

Executive Vice President

Beth A. Semmel, CFA**

Executive Vice President

Peter J. Wilby, CFA**

Executive Vice President

George J. Williamson**

Executive Vice President

Thomas A. Croak**

Executive Vice President

Maureen O’Callaghan**

Executive Vice President

Andrew Beagley

Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer*****

Wendy S. Setnicka

Controller

Robert I. Frenkel

Secretary and Chief Legal Officer

*	Salomon Brothers Investors Value Fund Inc only.
**	Salomon Brothers Series Funds Inc only.
***	Salomon Brothers Capital Fund Inc only.
****	As of July 15, 2004.
*****	Chief Compliance Officer as of July 26, 2004 for Salomon Brothers Capital Fund Inc and Salomon Brothers Investors Value Fund Inc. Chief Compliance Officer as of July 29, 2004 for Salomon Brothers Series Funds Inc.

This report is submitted for the general information of the shareholders of Salomon Brothers Investment Series — All Cap Value Fund, Balanced Fund, Capital Fund, Investors Value Fund, Large Cap Growth Fund and Small Cap Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This document must be preceded or accompanied by a free prospectus. Investors should consider the funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest or send money.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and coped at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-446-1013.

Information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Funds’ website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov

SALOMON BROTHERS ASSET MANAGEMENT

399 Park Avenue

New York, New York 10022

www.sbam.com

©2004 Citigroup Global Markets Inc.

Member NASD, SIPC

SBSEQANN 12/04    05-7868

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees for Salomon Brothers Series Funds Inc. were $282,000 and $307,000 for the years ended 12/31/04 and 12/31/03, respectively.

(b)	Audit-Related Fees for Salomon Brothers Series Funds Inc. were $0 and $0 for the years ended 12/31/04 and 12/31/03.

In addition, there were no Audit-Related Fees billed in the years ended 12/31/04 and 12/31/03 for assurance and related services by the Accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Series Funds Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to December 31, 2004 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

(c)	Tax Fees for Salomon Brothers Series Funds Inc. were $32,700 and $36,800 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance and tax advice, which includes (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Brothers Series Funds Inc.

There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through December 31, 2004 that required pre-approval by the Audit Committee.

(d)	There were no All Other Fees for Salomon Brothers Series Funds Inc. for the years ended 12/31/04 and 12/31/03.

All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Series Funds Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2004, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management (“CAM”) entities, a profitability review of the Adviser, and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region, were $1.39 million; all of which were pre-approved by the Audit Committee.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm public accounting firm to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Series Funds Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03. There were no Other Fees paid by the Salomon Brothers Series Funds Inc.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Salomon Brothers Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Series Funds Inc. were $3.5 million and $6.4 million for the years ended 12/31/04 and 12/31/03.

(h)

Yes. The Salomon Brothers Series Funds Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor’s independence. All services provided by the

Accountant to the Salomon Brothers Series Funds Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Series Funds Inc

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of Salomon Brothers Series Funds Inc

Date:	March 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Salomon Brothers Series Funds Inc

Date:	March 10, 2005

By:	/s/ FRANCES M. GUGGINO
(Frances M. Guggino)
Chief Financial Officer of Salomon Brothers Series Funds Inc

Date:	March 10, 2005